EXHIBIT 99.2

Regency Centers Corporation

March 31, 2009

Supplemental Information

Investor Relations

Diane Ortolano

One Independent Drive, Suite 114

Jacksonville, FL 32202

904-598-7727

About Regency

Regency Centers Corporation is the leading national owner, operator, and developer of grocery-anchored and community shopping centers. At March 31, 2009, Regency’s total market capitalization was $4.5 billion.

As of March 31, 2009, the Company owned 413 shopping centers and single tenant properties, including those held in co-investment partnerships. Total gross leasable area (GLA) under management, including tenant-owned square footage was 55.3 million square feet, located in top markets across the nation. Founded in 1963 and operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

Regency’s portfolio is distinguished by attractive demographics and strong retailers. The average household income in the trade area of Regency’s centers is over $89,000, nearly 30% higher than the national average. Regency’s quality portfolio is anchored by dominant grocers such as Kroger and Publix, as well as leading national retailers such as Target, which drive traffic into our centers. In addition, 78% of the portfolio is leased to national and regional retailers. We believe that the quality of our tenant base and the strength of our tenant relationships are fundamentally differentiating factors for Regency. Premier Customer Initiative (PCI) is Regency’s relationship-based operating system that focuses on the national, regional, and local retailers that are the best operators in their merchandising category. For the past nine years, this combination of compelling demographics and quality tenants has produced occupancy rates of approximately 95% and average net operating income (NOI) growth of 3% per year.

Regency’s operating and development expertise continues to create value from the operating portfolio and from new development opportunities. Since 2000 Regency has developed 195 shopping centers, including those currently in-process, representing an investment at completion of $3.0 billion. At the end of the first quarter of 2009, Regency had 47 projects under development for an estimated total investment at completion of $974.5 million. These in-process developments are 79% funded and 86% leased and committed, including tenant-owned square footage.

Regency employs a self-funding capital strategy to fund its growth. The culling of non-strategic assets and our industry-leading co-investment partnership program are integral components of this strategy. Our co-investment partners provide an embedded market for our developments and acquisitions, enabling Regency to generate a growing stream of third-party revenue while profitably growing the portfolio. In the past eight years, capital recycling and co-investment partnerships have enabled Regency to cost effectively fund over $9.0 billion in investments.

Regency has centers located in the top markets in the country and has 21 offices nationwide. The Company is listed on the New York Stock Exchange, traded under the symbol REG, and is included in the S&P MidCap 400 Index. There are also three series of preferred shares that trade under REG PRC, REG PRD and REG PRE.

Please visit our web site at www.RegencyCenters.com for more information.

The information provided in this supplemental package is unaudited and there can be no assurance that the information will not vary from the final information for the quarter ended March 31, 2009. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

Table of Contents

March 31, 2009

Highlights	1

Summary Information:

Definitions	2

Summary Financial Information	3

Summary Real Estate Information	4

Financial Information:

Consolidated Balance Sheets	5

Consolidated Statements of Operations (FFO format)	6

FFO and Other Information	7

Consolidated Statements of Operations (GAAP basis)	8

Summary of Consolidated Debt	9

Summary of Preferred Units and Stock	11

Investment Activity:

Acquisitions, Dispositions and Development Sales	12

Development Information	15

Co-investment Partnerships:

Unconsolidated Investments	19

Unconsolidated Balance Sheets	20

Unconsolidated Statements of Operations	22

Summary of Unconsolidated Debt	24

Real Estate Information:

Leasing Statistics	25

Average Base Rent by State	27

Portfolio Summary Report by Region	29

Significant Tenant Rents	36

Lease Expiration Schedule	38

Forward-Looking Information:

Earnings and Valuation Guidance	40

Reconciliation of FFO to Net Income	41

Highlights

March 31, 2009

Operating Results

(Wholly owned and Regency’s pro-rata share of co-investment partnerships)

For the quarter ended March 31, 2009, same property NOI declined 2.0%. Operating properties were 93.3% leased. Rent growth was 0.9%.

Operating Results

(Wholly owned and 100% of co-investment partnerships)

For the quarter ended March 31, 2009, same property NOI declined 1.7%. Operating properties were 93.6% leased. Rent growth was 0.7%.

During the quarter, 1.2 million square feet of GLA was renewed or newly leased through 347 leasing transactions.

Financial Results

Funds From Operations for the quarter was $55.0 million, or $0.78 per diluted share. Net income attributable to common stockholders for the quarter was $19.6 million, or $0.28 per diluted share.

Development Activity

At quarter end, Regency had 47 projects in process for an estimated net development cost of $974.5 million and an expected return of 8.1%.

For more information on this development activity, please see pages 15-16.

Acquisition & Disposition Activity

During the first quarter, Regency:

•	Sold two co-investment operating properties at a gross sales price of $21.6 million and a weighted average cap rate of 7.50%. Regency’s share of the purchase price was $8.8 million.

•	Sold one completed development property at a gross sales price of $14.9 and a cap rate of 7.70%.

For more information on these acquisitions & dispositions, please see pages 12-14.

Definitions

March 31, 2009

Development Properties: Properties that Regency acquires and develops, including partially operating properties specifically acquired for redevelopment, and upon sale includes related gains in its calculation of FFO. Once development properties become operating properties, related gains are no longer included in FFO unless it is owned by Regency’s taxable REIT subsidiary (TRS) and developed for the purpose of resale. A property is no longer considered a development property after the end of the third calendar year following stabilization of rent paying occupancy.

Funds From Operations (FFO): FFO is a supplemental earnings measure defined by the National Association of Real Estate Investment Trusts (NAREIT) as net income attributable to common stockholders (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis. NAREIT developed FFO as a supplement to net income and as a measure of recurring operating performance for real estate companies (April 2002). NAREIT also clarified that FFO should include the results of discontinued operations, non-recurring amounts (loss impairments, for example) except for those classified as extraordinary under GAAP, and could include certain gains and losses from the sale of undepreciated property with adequate disclosure. Regency includes gains from the sale of land or land it develops (Development Properties) in its calculation of FFO because it considers those items to be significant recurring operating amounts included in its financial results. To the extent that development sales to co-investment partnerships are impacted by the Restricted Gain Method, Regency adds back the additional gain deferral except for that amount of the ownership it has retained in the development sold.

Summary Financial Information

March 31, 2009

Financial Results	Three Months Ended		Year to Date
	2009	2008	2009	2008
Net income attributable to common stockholders	$19,562,977	$26,719,500	$19,562,977	$26,719,500
Basic EPS	$0.28	$0.38	$0.28	$0.38
Diluted EPS	$0.28	$0.38	$0.28	$0.38
Diluted EPS per share growth rate	-26.3%		-26.3%

Funds from Operations for common stockholders	$54,980,885	$61,186,652	$54,980,885	$61,186,652
FFO per share - Basic	$0.78	$0.87	$0.78	$0.87
FFO per share - Diluted	$0.78	$0.87	$0.78	$0.87
Diluted FFO per share growth rate	-10.3%		-10.3%

Dividends paid per share and unit	$0.725	$0.725	$0.725	$0.725
Payout ratio of Diluted FFO per share	92.9%	83.3%	92.9%	83.3%

Interest Coverage Ratios
Interest only	2.7	2.9	2.7	2.9
Capitalized interest	$6,358,681	$9,386,903	$6,358,681	$9,386,903
Fixed Charge (Regency only)	2.2	2.4	2.2	2.4
Fixed Charge (with pro-rata share of partnerships)	2.1	2.1	2.1	2.1

Capital Information	3/31/09	YTD Change	12/31/08	12/31/07
Closing common stock price per share	$26.57	($20.13)	$46.70	$64.49
Shareholder Return (assumes no reinvestment of dividends)	-41.6%

Common Shares and Equivalents Outstanding	70,488,824	(16,057)	70,504,881	70,112,248

Market equity value of Common and Convertible shares	$1,872,888	($1,419,690)	$3,292,578	$4,521,539
Non-Convertible Preferred Units and shares	325,000	—	325,000	325,000
Outstanding debt (000’s)	$2,260,345	$124,774	$2,135,571	$2,007,975
Total market capitalization (000’s)	$4,458,233	($1,294,916)	$5,753,149	$6,854,514
Debt to Total Market Capitalization	50.7%	13.6%	37.1%	29.3%

Total real estate at cost before depreciation (000’s)	$4,515,928	$90,032	$4,425,896	$4,367,191
Total assets at cost before depreciation (000’s)	$4,786,209	$89,238	$4,696,971	$4,612,271
Debt to Total Assets before Depreciation	47.2%	1.8%	45.5%	43.5%

Outstanding Classes of Stock and Partnership Units:
Common Shares Outstanding	70,020,613	(16,057)	70,036,670	69,638,637
Exchangeable O.P. Units held by noncontrolling interests	468,211	—	468,211	473,611

Total Common Shares and Equivalents	70,488,824	(16,057)	70,504,881	70,112,248

Summary Real Estate Information

March 31, 2009

Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

	3/31/09	12/31/08	3/31/08	12/31/07
Gross Leasable Area (GLA)	29,709,825	30,220,208	32,010,861	31,791,357
GLA including anchor-owned stores	36,122,324	36,529,084	38,081,655	37,587,096

% leased – Operating and development properties	90.6%	91.0%	89.7%	89.4%
% leased – Operating properties only	93.3%	93.8%	94.9%	95.0%
% leased – Same store properties only	93.5%	94.0%	94.8%	95.0%

Rental rate growth – YTD (1)	0.9%	10.6%	12.6%	13.0%
Same property NOI growth – YTD	-2.0%	2.6%	3.1%	3.0%
Same property NOI growth without termination fees – YTD	-2.2%	1.9%	3.4%	3.1%

Wholly Owned and 100% of Co-investment Partnerships

	3/31/09	12/31/08	3/31/08	12/31/07
Gross Leasable Area (GLA)	46,786,906	49,644,545	51,292,840	51,106,824
GLA including anchor-owned stores	55,340,204	58,411,251	59,526,928	59,198,217
GLA under development	4,449,212	4,551,765	5,071,732	5,232,481

Number of retail shopping centers	413	440	450	451
Number of centers under development (excluding expansions)	45	45	45	49
Number of grocery-anchored shopping centers	330	356	360	360

% leased – Operating and development properties	91.8%	92.3%	91.8%	91.7%
% leased – Operating properties only	93.6%	94.1%	95.1%	95.2%
% leased – Same store properties only	93.7%	94.1%	94.9%	95.0%

Rental rate growth – YTD(1)	0.7%	10.6%	11.9%	13.0%
Same property NOI growth – YTD	-1.7%	2.2%	2.4%	3.2%
Same property NOI growth without termination fees – YTD	-2.1%	1.9%	3.1%	3.0%

(1)	Rent growth is calculated on a same-space, cash basis pertaining to new and renewal leases executed.

Consolidated Balance Sheets

March 31, 2009 and December 31, 2008 and 2007

Assets	2009	2008	2007
Real estate investments at cost:
Operating properties	$3,012,717,866	2,897,155,188	3,059,355,894
Properties in development	1,077,984,097	1,078,885,554	905,929,461

	4,090,701,963	3,976,040,742	3,965,285,355
Operating properties held for sale	56,912,993	66,446,995	—
Less: accumulated depreciation	577,736,527	554,595,228	497,498,468

	3,569,878,429	3,487,892,509	3,467,786,887
Investments in real estate partnerships	368,312,575	383,407,938	401,906,064

Net real estate investments	3,938,191,004	3,871,300,447	3,869,692,951

Cash and cash equivalents	24,668,616	21,533,019	18,667,717
Notes receivable	36,928,063	31,438,066	44,542,740
Tenant receivables, net of allowance for uncollectible accounts	96,228,899	103,796,509	75,440,980
Deferred costs, less accumulated amortization	55,418,557	57,476,785	52,784,152
Acquired lease intangible assets, net	12,110,707	12,902,821	17,228,065
Other assets	44,926,246	43,927,668	36,416,422

	$4,208,472,092	4,142,375,315	4,114,773,027

Liabilities and Equity
Notes payable	$1,892,678,711	1,837,904,495	1,799,974,913
Unsecured credit facilities	367,666,667	297,666,667	208,000,000

Total notes payable	2,260,345,378	2,135,571,162	2,007,974,913

Tenants’ security and escrow deposits	11,323,612	11,571,209	11,436,472
Acquired lease intangible liabilities, net	7,357,761	7,864,832	10,353,746
Derivative instruments, at fair value	61,480,705	83,690,668	9,836,422
Accounts payable and other liabilities	113,606,621	141,395,128	154,642,385

Total liabilities	2,454,114,077	2,380,092,999	2,194,243,938

Equity
Stockholder’s Equity:
Preferred stock	275,000,000	275,000,000	275,000,000
Common stock, $.01 par	756,821	756,349	751,687
Additional paid in capital, net of treasury stock	1,667,624,893	1,666,849,877	1,654,866,575
Accumulated other comprehensive (loss) income	(68,928,407)	(91,464,881)	(18,916,000)
Distributions in excess of net income	(186,226,680)	(155,056,788)	(68,935,219)

Total stockholders’ equity	1,688,226,627	1,696,084,557	1,842,767,043

Noncontrolling Interests:
Preferred units	49,157,977	49,157,977	49,157,977
Exchangeable operating partnership units	8,898,557	9,059,922	10,211,917
Limited partners’ interest in consolidated partnerships	8,074,854	7,979,860	18,392,152

Total noncontrolling interests	66,131,388	66,197,759	77,762,046

Total equity	1,754,358,015	1,762,282,316	1,920,529,089

	$4,208,472,092	4,142,375,315	4,114,773,027

Ratios	2009	2008	2007
Debt to real estate assets, before depreciation	50.1%	48.3%	46.0%
Debt to total assets, before depreciation	47.2%	45.5%	43.5%
Debt to total assets, before depreciation and including prorata share of JV’s	51.2%	50.0%	48.9%
Debt + preferred to total assets, before deprec. and incl. prorata share of JV’s	57.0%	55.8%	54.8%
Unsecured assets to total real estate assets (wholly-owned only)	86.5%	87.5%	87.5%
Unsecured NOI to total NOI (wholly-owned only)	85.1%	86.8%	87.5%

Consolidated Statements of Operations

For the Periods Ended March 31, 2009 and 2008

(Asset sales not separated as discontinued operations as required by GAAP—See Form 10Q and Form 10K)

	Three Months Ended		Year to Date
	2009	2008	2009	2008
Real Estate Revenues:
Minimum rent	$87,545,365	85,609,128	$87,545,365	85,609,128
Percentage rent	699,985	800,023	699,985	800,023
Recoveries from tenants	23,658,287	22,541,679	23,658,287	22,541,679
Termination Fees	287,843	260,277	287,843	260,277
Other income	1,529,675	1,962,259	1,529,675	1,962,259

	113,721,155	111,173,366	113,721,155	111,173,366

Real Estate Operating Expenses:
Operating and maintenance	16,198,887	15,523,653	16,198,887	15,523,653
Real estate taxes	14,580,691	12,931,731	14,580,691	12,931,731

	30,779,578	28,455,384	30,779,578	28,455,384

Net Operating Income	82,941,577	82,717,982	82,941,577	82,717,982

Fees, Development and Outparcel Gains:
Asset management fees	2,598,660	2,897,184	2,598,660	2,897,184
Property management fees	3,940,254	4,228,893	3,940,254	4,228,893
Transaction and other fees	438,761	567,365	438,761	567,365
Leasing commissions	778,967	753,419	778,967	753,419
Development gains	3,967,845	—	3,967,845	—
Gain on sale of outparcels	—	2,934,147	—	2,934,147
Dead deal costs	(149,756)	(374,318)	(149,756)	(374,318)
Provision for income tax (expense)	240,943	(71,950)	240,943	(71,950)

	11,815,674	10,934,740	11,815,674	10,934,740

Other Operating Expense (Income):
General and administrative	15,884,327	14,122,959	15,884,327	14,122,959
Franchise taxes	328,549	350,383	328,549	350,383
Depreciation and amortization (including FF&E)	28,082,329	25,522,175	28,082,329	25,522,175
Interest expense, net	26,518,262	22,537,579	26,518,262	22,537,579
Loss on sale of operating properties including taxes	132,657	—	132,657	—
Provision for loss	—	716,000	—	716,000

	70,946,124	63,249,096	70,946,124	63,249,096

Equity in Income of Unconsolidated Partnerships:
Operating income (loss) including development gains	676,127	1,628,836	676,127	1,628,836
Gain on sale of operating properties	1,225,651	1,006,427	1,225,651	1,006,427

	1,901,777	2,635,263	1,901,777	2,635,263

Net Income	25,712,904	33,038,889	25,712,904	33,038,889

Noncontrolling Interests:
Preferred units	931,248	931,248	931,248	931,248
Exchangeable operating partnership units	163,695	212,847	163,695	212,847
Limited partners’ interest in consolidated partnerships	136,193	256,503	136,193	256,503

Net Income Attributable to Noncontrolling Interests	1,231,136	1,400,598	1,231,136	1,400,598

Preferred Stock Dividends	4,918,791	4,918,791	4,918,791	4,918,791

Net Income Attributable to Common Stockholders	$19,562,977	26,719,500	$19,562,977	26,719,500

These Consolidated Statements of Operations are not accordance with GAAP because they do not reflect discontinued operations in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The Company believes that the presentation is useful to readers of this report who wish to understand the Company’s operations without reclassifying sales of real estate into discontinued operations. The presentation of the Consolidated Statements of Operations prepared in accordance with GAAP are presented in the following pages.

Funds From Operations (FFO) and Other Information

For the Periods Ended March 31, 2009 and 2008

	Three Months Ended		Year to Date
	2009	2008	2009	2008
Reconciliation of Net income to Funds from Operations

Net income attributable to common stockholders	$19,562,977	26,719,500	$19,562,977	26,719,500
Adjustments to reconcile to Funds from Operations:
Depreciation and amortization – consolidated real estate	23,353,809	21,388,427	23,353,809	21,388,427
Depreciation and amortization – unconsolidated partnerships	9,510,545	10,855,658	9,510,545	10,855,658
Consolidated JV partners’ share of depreciation	(139,647)	(130,206)	(139,647)	(130,206)
Amortization of leasing commissions and intangibles	3,622,500	3,146,853	3,622,500	3,146,853
(Gain) on sale of operating properties, including JV’s	(1,092,994)	(1,006,427)	(1,092,994)	(1,006,427)
Gain deferrals under the Restricted Gain Method	—	—	—	—
Noncontrolling interest of exchangeable partnership units	163,695	212,847	163,695	212,847

Funds From Operations	$54,980,885	61,186,652	$54,980,885	61,186,652

FFO Per Share Reconciliation (Diluted):

Net income attributable to common stockholders	$0.28	0.38	$0.28	0.38
Adjustmentsto reconcile to Funds from Operations per share:
Depreciation and amortization – consolidated real estate	0.33	0.31	0.33	0.30
Depreciation and amortization – unconsolidated partnerships	0.14	0.15	0.14	0.16
Consolidated JV partners’ share of depreciation	—	—	—	—
Amortization of leasing commissions and intangibles	0.05	0.04	0.05	0.04
(Gain) on sale of operating properties	(0.02)	(0.01)	(0.02)	(0.01)
Additional gains deferred under the Restricted Gain Method	—	—	—	—

Funds From Operations	$0.78	0.87	$0.78	0.87

Additional Disclosures:

Straight-line rental income	$1,279,485	1,490,416	$1,279,485	1,490,416
Above- and below- market rent amortization	481,186	548,038	481,186	548,038
Pro-rata share of JV straight-line rental income	257,460	419,065	257,460	419,065
Pro-rata share of JV above- and below- mkt rent amortization	549,585	770,574	549,585	770,574
Impairment losses including pro-rata share of JV’s	—	716,000	—	716,000
Debt premium amortization income	31,966	73,043	31,966	73,043
Stock based compensation expense (reversal)	1,531,767	2,784,840	1,531,767	2,784,840
Capitalized direct leasing compensation costs	3,003,171	3,640,314	3,003,171	3,640,314
Capitalized direct development compensation costs (reversal)	2,071,204	9,987,513	2,071,204	9,987,513
Fees earned from 3rd parties as reported for GAAP	7,756,642	8,446,861	7,756,642	8,446,861
Fees earned from 3rd parties, excluding REG owned portion	6,615,565	7,057,513	6,615,565	7,057,513

Components of same property NOI:

Revenues	$117,961,463	118,129,244	$117,961,463	118,129,244
Expenses	32,611,534	31,079,658	32,611,534	31,079,658

Same property NOI	$85,349,929	87,049,586	$85,349,929	87,049,586

Capital Expenditures (non-revenue enhancing only):

Leasing commissions – consolidated properties	$1,876,460	1,676,460	$1,876,460	1,676,460
Tenant improvements – consolidated properties	833,865	1,220,187	833,865	1,220,187
Building improvements – consolidated properties	1,042,595	1,341,296	1,042,595	1,341,296
Pro-rata share of unconsolidated leasing commissions	341,720	396,811	341,720	396,811
Pro-rata share of unconsolidated tenant improvements	216,677	167,685	216,677	167,685
Pro-rata share of unconsolidated building improvements	133,718	424,541	133,718	424,541

Note: See the definition of Funds from Operations included elsewhere in this supplemental report.

Consolidated Statements of Operations (GAAP Basis)

For the Periods Ended March 31, 2009 and 2008

	Three Months Ended		Year to Date
	2009	2008	2009	2008
Revenues:
Minimum rent	$86,010,718	82,360,415	$86,010,718	82,360,415
Percentage rent	699,985	800,023	699,985	800,023
Recoveries from tenants and other income	25,191,137	23,897,385	25,191,137	23,897,385
Management fees and commissions	7,756,642	8,446,861	7,756,642	8,446,861

Total revenues	119,658,482	115,504,684	119,658,482	115,504,684

Operating Expenses:
Depreciation and amortization	28,082,329	24,546,471	28,082,329	24,546,471
Operating and maintenance	15,919,823	14,729,802	15,919,823	14,729,802
General and administrative	15,884,327	14,122,959	15,884,327	14,122,959
Real estate taxes	14,114,250	12,226,740	14,114,250	12,226,740
Other operating expense	288,237	796,651	288,237	796,651

Total operating expenses	74,288,966	66,422,623	74,288,966	66,422,623

Other Expense (Income):
Interest expense, net of interest income	26,518,262	22,537,579	26,518,262	22,537,579
Gain on sale of properties	—	(2,934,147)	—	(2,934,147)
Provision for loss	—	716,000	—	716,000

Total other expense (income)	26,518,262	20,319,432	26,518,262	20,319,432

Income before equity in income of investments in real estate partnerships	18,851,254	28,762,629	18,851,254	28,762,629

Equity in income of investments in real estate partnerships	1,901,777	2,635,263	1,901,777	2,635,263

Income from continuing operations	20,753,031	31,397,892	20,753,031	31,397,892

Discontinued Operations, net:
Operating income from discontinued operations	1,073,811	1,640,997	1,073,811	1,640,997
Gain on sale of properties	3,886,062	—	3,886,062	—

Income from discontinued operations	4,959,873	1,640,997	4,959,873	1,640,997

Net income	25,712,904	33,038,889	25,712,904	33,038,889

Noncontrolling Interests:
Preferred units	(931,248)	(931,248)	(931,248)	(931,248)
Exchangeable operating partnership units	(163,695)	(212,847)	(163,695)	(212,847)
Limited partners’ interest in consolidated partnerships	(136,193)	(256,503)	(136,193)	(256,503)

Net income attributable to noncontrolling interests	(1,231,136)	(1,400,598)	(1,231,136)	(1,400,598)

Preferred Stock Dividends	(4,918,791)	(4,918,791)	(4,918,791)	(4,918,791)

Net income attributable to common stockholders	$19,562,977	26,719,500	$19,562,977	26,719,500

These consolidated statement of operations should be read in conjunction with the Company’s most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Summary of Consolidated Debt

March 31, 2009 and December 31, 2008

Total Debt Outstanding:			3/31/09	12/31/08
Mortgage loans payable:
Fixed rate secured loans			$289,869,586	235,151,262
Variable rate secured loans			5,089,306	5,129,602
Unsecured debt offering fixed rate			1,597,719,818	1,597,623,631
Unsecured credit facilities			367,666,667	297,666,667

Total			$2,260,345,377	2,135,571,162

	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities(1)	Total
Schedule of Maturities by Year:
2009	$3,912,205	5,089,306	50,000,000	59,001,511
2010	5,393,474	17,042,919	160,000,000	182,436,393
2011	5,290,572	11,276,039	607,666,667	624,233,278
2012	5,609,333	—	250,000,000	255,609,333
2013	5,536,435	16,352,533	—	21,888,968
2014	4,227,046	13,847,430	150,000,000	168,074,476
2015	3,136,469	46,250,768	350,000,000	399,387,237
2016	2,624,442	14,161,144	—	16,785,586
2017	1,883,140	75,510,745	400,000,000	477,393,885
2018	1,208,718	57,357,574	—	58,566,292
>10 years	—	—	—	—
Net unamortized debt discount		(751,400)	(2,280,182)	(3,031,582)

	$38,821,834	256,137,059	1,965,386,484	2,260,345,377

(1)	Includes unsecured public debt and Unsecured credit facilities

Percentage of Total Debt:	3/31/09	12/31/08
Fixed	83.51%	85.83%
Variable	16.49%	14.17%

Current Average Interest Rates:(2)
Fixed	6.40%	6.40%
Variable	1.83%	2.86%
Effective Interest Rate	5.64%	5.90%

(2)	Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Maturity Date:
Fixed	May 4, 2014	March 9, 2014
Variable	February 2, 2011	January 30, 2011

Summary of Consolidated Debt

March 31, 2009 and December 31, 2008

Lender	Secured Property	Rate	Maturity	3/31/09	12/31/08
Fixed Rate Loans:
Debt Offering	Unsecured	7.750%	04/01/09	$50,000,000	50,000,000
Allstate Insurance Company of America	Ashford Place	8.950%	08/01/09	—	3,088,657
Northwestern Mutual Life Insurance Co.	Panther Creek	7.830%	04/01/10	9,804,210	9,841,760
Debt Offering	Unsecured	8.450%	09/01/10	149,961,795	149,955,051
Principal Mutual Life Insurance Co.	Russell Ridge	7.970%	12/15/10	5,349,089	5,386,880
Debt Offering	Unsecured	8.000%	12/15/10	10,000,000	10,000,000
Principal Mutual Life Insurance Co.	Powers Ferry Village	7.970%	12/15/10	2,431,403	2,448,581
Debt Offering	Unsecured	7.950%	01/15/11	219,945,450	219,937,658
Wachovia Securities	Market at Opitz Crossing	7.300%	03/01/11	11,660,112	11,709,916
Debt Offering	Unsecured	7.250%	12/12/11	19,965,644	19,962,519
Debt Offering	Unsecured	6.750%	01/15/12	249,895,754	249,886,556
PNC Bank	Gateway Shopping Center	7.110%	05/01/13	19,869,007	20,059,535
Allstate Insurance Company of America	North Hills Town Center	7.370%	01/01/14	4,947,180	5,085,252
TIAA	Northgate Square	5.640%	01/10/14	6,500,985	6,545,227
Debt Offering	Unsecured	4.950%	04/15/14	149,810,310	149,800,825
Northwestern Mutual Life Insurance Co.	Belleview Square	6.200%	07/01/14	8,630,534	8,716,215
Aid Association of Lutherans	Murrayhill Marketplace	5.220%	01/01/15	8,185,160	8,239,195
United of Omaha Life Insurance Co.	Fleming Island	7.400%	02/05/15	1,788,379	1,848,096
Escrow Bank, USA	Twin City Plaza	5.650%	04/06/15	43,501,212	43,647,216
Debt Offering	Unsecured	5.250%	08/01/15	349,687,508	349,675,010
Municipal Tax Bonds Payable	Friar’s Mission	7.600%	09/02/15	792,495	792,495
GMAC	Naples Walk	6.150%	08/11/16	17,530,722	17,620,993
Jefferson Pilot	Peartree Village	8.400%	06/01/17	10,215,004	10,307,134
Allianz Life Insurance Company of N. A.	4S Commons Town Center	6.000%	06/10/17	62,500,000	62,500,000
Debt Offering	Unsecured	5.875%	06/15/17	398,453,358	398,406,012
Metropolitan Life Insurance Company	Corkscrew Village	6.170%	08/01/17	9,243,037	9,290,502
TIAA	Westchase	5.520%	07/10/18	8,689,943	8,743,042
Guardian Life Insurance Company	Amerige Heights Town Center	6.130%	12/01/18	17,000,000	—
Guardian Life Insurance Company	El Cerrito	6.380%	12/01/18	41,982,512	—
Net unamortized discounts on assumed debt of acquired properties				(751,400)	(719,434)

Total Fixed Rate Debt				$1,887,589,404	1,832,774,893

Variable Rate Loans:
First Star Bank	Hampstead Village	LIBOR + 1.00%	05/01/09	$5,089,306	5,129,602
Wells Fargo Bank	$600 Million Line of Credit	LIBOR + 0.40%	02/11/11	140,000,000	70,000,000
Wells Fargo Bank	Term Loan	LIBOR + 1.05%	02/11/11	227,666,667	227,666,667

Total Variable Rate Debt				$372,755,973	302,796,269

Total				$2,260,345,377	2,135,571,162

Summary of Preferred Units and Stock

March 31, 2009

	Distribution Rate	Issuance Date	Callable Date	Exchangeable Date (1)	Par Value	Current Balance	Issuance Costs
Preferred Units:

Series D	7.45%	9/29/1999	9/29/2009	1/1/2016	$50,000,000	49,157,977	842,023

Preferred Stock:

Series 3	7.45%	4/3/2003	4/3/2008	N/A	$75,000,000	75,000,000	2,705,034
Series 4	7.25%	8/31/2004	8/31/2009	N/A	125,000,000	125,000,000	4,288,376
Series 5	6.70%	8/2/2005	8/2/2010	N/A	75,000,000	75,000,000	2,222,292

					$275,000,000	275,000,000	9,215,702

(1)	Preferred units are exchangeable only into preferred stock. Preferred stock is not exchangeable into common stock.

Acquisitions

March 31, 2009

Date	Property Name	Co-investment Partnership	City/State	Total GLA	Purchase Price	Regency’s Share	Yield	Anchor Tenant
Consolidated:
None				0	$0	$0	0.00%

Total				0	$0	$0	0.00%

Unconsolidated:
Acquisitions from 3rd Parties:
None				0	$0	$0	0.00%

Total				0	$0	$0	0.00%

Regency Contributions:
None				0	$0	$0	0.00%

Total				0	$0	$0	0.00%

Total Acquisitions from 3rd Parties				0	$0	$0	0.00%

Total Acquisitions including Regency Contributions				0	$0	$0	0.00%

Operating Property Dispositions

March 31, 2009

Date	Property Name	Co-investment Partnership	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Cap Rate	Anchor Tenant
Consolidated:
None				0	$0	$0	0.00%

				0	$0	$0	0.00%

Unconsolidated:
Jan-09	Regency Village	Other	Orlando, FL	83,170	$13,750,000	$6,875,000	7.48%	Publix
Mar-09	Brookville Plaza	MCW	Lynchburg, VA	63,665	$7,800,000	$1,950,000	7.59%	Kroger

				146,835	$21,550,000	$8,825,000	7.50%

Total Dispositions				146,835	$21,550,000	$8,825,000	7.50%

MCW – Regency owns 25%

Other – Regency owns 50%

Development Sales

March 31, 2009

Date	Property Name	Co-investment Partnership	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Regency’s Average Cap Rate	Anchor Tenant
Sales to Co-investment Partnerships:
None				0	$0	$0	0.00%

				0	$0	$0	0.00%

Sales to Third Parties:
Jan-09	Lynnwood H-Mart		Lynnwood, WA	77,028	$14,900,000	$14,900,000	7.70%	H-Mart

				77,028	$14,900,000	$14,900,000	7.70%

Total Development Sales				77,028	$14,900,000	$14,900,000	7.70%

In-Process Developments

March 31, 2009

Project Name	State	CBSA	Anchor Tenant	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Gross Costs	Est. Gross Costs to Complete(1)	NOI Yield Before Partner Participation	NOI Yield After Partner Participation	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
Shoppes at Fairhope Village	AL	Mobile	Publix	06/01/09	$16,279,396	$18,005,447	$5,757,756	8.36%	8.36%	84,741	70%	84,741	70%
Applegate Ranch Shopping Center	CA	Merced	Home Depot, Target	08/01/08	39,536,832	61,539,552	4,409,110	7.98%	7.98%	158,825	52%	478,517	84%
Golden Hills Promenade	CA	San Luis Obispo-Paso Robles	Lowe’s	08/01/09	39,557,793	45,211,318	22,127,571	9.03%	8.19%	288,252	69%	288,252	69%
Highland Crossing	CA	Riverside-San Bernardino- Ontario	LA Fitness	05/01/09	10,782,158	17,525,202	6,250,802	7.72%	7.72%	45,000	100%	91,185	49%
Indio Towne Center	CA	Riverside-San Bernardino- Ontario	WinCo Foods	09/01/08	58,037,584	79,673,669	17,033,273	7.58%	7.58%	230,381	49%	466,215	75%
Jefferson Square	CA	Riverside-San Bernardino- Ontario	Fresh & Easy	05/01/09	10,644,995	11,724,995	4,591,492	6.03%	6.03%	38,013	78%	38,013	78%
Murrieta Marketplace	CA	Riverside-San Bernardino- Ontario	Target, Lowe’s	03/01/11	50,601,355	86,882,637	49,818,339	6.33%	6.33%	233,194	77%	369,784	85%
Plaza Rio Vista	CA	Riverside-San Bernardino- Ontario	Stater Bros.	05/01/08	19,209,446	20,052,158	1,502,055	7.84%	7.84%	79,519	64%	79,519	64%
Shops at Santa Barbara	CA	Santa Barbara-Santa Maria- Goleta	Whole Foods	10/01/09	32,277,113	32,277,113	9,512,750	8.09%	8.09%	51,848	68%	51,848	68%
Slauson & Central	CA	Los Angeles-Long Beach- Santa Ana	Northgate Market	10/01/10	16,333,407	18,856,407	17,299,098	9.80%	9.21%	77,300	58%	77,300	58%
Vine at Castaic	CA	Los Angeles-Long Beach- Santa Ana	NA	10/01/07	10,073,132	11,410,456	242,982	8.42%	8.42%	30,236	74%	33,736	77%
Centerplace of Greeley III	CO	Greeley	Best Buy, Sports Authority	09/01/08	16,297,150	18,355,870	919,886	8.57%	8.57%	94,090	77%	94,090	77%
Falcon Highlands Marketplace	CO	Colorado Springs	Wal-Mart	08/01/07	3,832,274	10,812,633	203,003	12.44%	12.44%	22,491	72%	206,796	97%
NorthGate Village	CO	Greeley	King Soopers	06/01/10	7,686,941	13,901,903	9,770,406	11.03%	11.03%	33,140	0%	158,140	79%
Shops at Quail Creek	CO	Denver-Aurora	King Soopers	05/01/09	7,392,432	16,686,596	4,271,476	11.27%	11.27%	37,585	46%	137,429	85%
Caligo Crossing	FL	Miami-Fort Lauderdale- Miami Beach	Kohl’s	10/01/08	4,221,256	23,551,784	388,652	8.22%	8.22%	10,762	74%	108,927	97%
First Street Village	FL	Cape Coral-Fort Myers	Publix	11/01/07	11,323,920	17,260,480	127,264	8.01%	8.01%	54,926	92%	54,926	92%
Hibernia Pavilion	FL	Jacksonville	Publix	08/01/08	9,531,906	10,923,369	87,171	8.75%	8.75%	51,298	93%	51,298	93%
Hibernia Plaza	FL	Jacksonville	Walgreens	11/01/07	1,540,708	5,964,817	133,667	11.52%	11.52%	8,400	33%	23,220	76%
Nocatee Town Center	FL	Jacksonville	Publix	02/01/10	17,113,339	21,935,969	12,818,996	8.64%	8.56%	69,806	78%	69,806	78%
Oakleaf Plaza	FL	Jacksonville	Publix	09/01/07	11,641,244	19,541,218	529,654	10.06%	10.06%	73,719	79%	88,539	83%
Suncoast Crossing Ph I	FL	Tampa-St. Petersburg- Clearwater	Kohl’s	10/01/08	8,702,530	12,630,204	811,670	9.10%	9.10%	108,434	93%	108,434	93%
Suncoast Crossing Ph II	FL	Tampa-St. Petersburg- Clearwater	Target	07/01/09	8,632,154	15,013,472	4,509,660	5.31%	5.31%	9,452	0%	151,650	94%
Airport Crossing	IN	Chicago-Naperville-Joliet	Kohl’s	10/01/07	2,328,379	6,739,879	283,540	8.37%	8.37%	11,924	66%	101,835	96%
Walton Towne Center	KY	Cincinnati-Middletown	Kroger	11/01/08	6,119,154	12,988,894	777,897	8.03%	8.03%	23,184	52%	139,616	92%
Shops at Saugus	MA	Boston-Cambridge-Quincy	PetSmart, La-Z-Boy	08/01/08	34,926,621	35,712,973	1,765,128	6.81%	6.62%	94,204	82%	94,204	82%
Village at Lee Airport	MD	Baltimore-Towson	Giant	02/01/10	22,851,239	22,851,239	18,990,879	8.23%	8.23%	106,915	78%	106,915	78%
State Street Crossing	MI	Ann Arbor	Wal-Mart	09/01/09	7,775,529	9,707,974	1,922,504	6.92%	6.92%	21,049	48%	168,540	94%
Harris Crossing	NC	Burlington	Harris Teeter	03/01/11	12,156,282	12,481,282	7,183,871	8.87%	8.87%	76,818	71%	76,818	71%
Middle Creek Commons	NC	Raleigh-Cary	Lowes Foods	11/01/07	12,745,256	12,745,256	506,142	10.04%	10.04%	73,635	80%	73,635	80%
Deer Springs Town Center	NV	Las Vegas-Paradise	Target, Home Depot	03/01/09	81,308,789	96,981,622	15,325,148	6.63%	6.63%	338,488	77%	470,848	83%
Red Bank Village	OH	Cincinnati-Middletown	Wal-Mart	11/01/09	16,326,602	31,659,336	6,442,723	8.51%	8.51%	186,160	82%	186,160	82%
Wadsworth Crossing	OH	Cleveland-Elyria-Mentor	Bed Bath & Beyond, Office Max	02/01/07	26,067,180	26,067,180	1,534,859	7.91%	7.91%	108,170	83%	474,892	96%
Corvallis Market Center	OR	Corvallis	Michaels, TJ Maxx	04/01/08	19,049,547	19,082,682	1,697,100	7.57%	7.57%	84,531	86%	84,531	86%
Kulpsville Village Center	PA	Philadelphia-Camden- Wilmington	Walgreens	11/01/09	6,788,676	6,788,676	3,582,504	6.55%	6.55%	14,820	100%	14,820	100%
Lower Nazareth Commons	PA	Allentown-Bethlehem-Easton	Target, Sports Authority	08/01/09	26,816,636	38,379,104	15,003,176	7.14%	7.14%	86,782	63%	219,782	85%
Buckwalter Place	SC	Hilton Head Island-Beaufort	Publix	09/01/08	12,162,015	14,350,602	587,173	8.16%	8.16%	59,602	88%	59,602	88%
Lebanon Center	TN	Nashville-Davidson- Murfreesboro	Publix	09/01/07	9,475,545	10,625,217	400,345	9.30%	9.30%	63,801	76%	63,801	76%

In-Process Developments

March 31, 2009

Project Name	State	CBSA	Anchor Tenant	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Gross Costs	Est. Gross Costs to Complete(1)	NOI Yield Before Partner Participation	NOI Yield After Partner Participation	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
Hickory Creek Plaza	TX	Dallas-Fort Worth-Arlington	Kroger	02/01/09	9,852,867	13,713,835	1,020,269	8.46%	8.46%	28,134	24%	109,398	81%
Shops at Highland Village	TX	Dallas-Fort Worth-Arlington	AMC Theater, Barnes & Noble	10/01/07	100,408,767	100,408,767	5,619,502	8.47%	8.47%	351,635	80%	351,635	80%
Waterside Marketplace	TX	Houston-Baytown-Sugar Land	Kroger	10/01/09	6,979,460	12,398,328	1,357,583	11.69%	11.69%	24,859	61%	147,859	93%
Westwood Village	TX	Houston-Baytown-Sugar Land	Target, TJ Maxx, Ross	03/01/08	35,835,174	57,953,682	1,716,537	8.76%	8.76%	183,459	85%	310,333	91%
Culpeper Colonnade Ph I & Ph II	VA	Culpeper	Target, Martin’s	03/01/07	26,597,188	32,705,050	3,249,825	7.58%	7.58%	143,725	93%	271,032	96%
Shops at Stonewall	VA	Washington-Arlington- Alexandria	Wegmans	11/01/08	49,228,607	49,430,268	1,018,492	9.08%	9.08%	293,744	91%	293,744	91%
Orchards Phase II	WA	Portland-Vancouver-Beaverton	LA Fitness	10/01/06	15,805,136	15,805,136	269,169	8.78%	8.78%	77,478	90%	77,478	90%

Total Consolidated					$952,853,714	$1,229,314,250	$263,371,103	8.07%	8.02%	4,344,529	75%	7,209,843	84%

Canopy Oak Center	FL	Ocala	Publix	09/01/08	18,468,800	19,460,329	819,607	10.13%	10.13%	90,043	79%	90,043	79%
Shoppes at Bartram Park Phase III	FL	Jacksonville	Publix	10/01/04	3,201,594	5,167,504	771,537	12.03%	12.03%	14,640	28%	33,640	69%

Total Unconsolidated					$21,670,394	$24,627,834	$1,591,143	10.41%	10.41%	104,683	72%	123,683	76%

Total					$974,524,108	$1,253,942,083	$264,962,246	8.13%	8.08%	4,449,212	75%	7,333,526	84%

Notes:

There are no new starts for the quarter.

(1)	Construction in progress (CIP) balance and costs to date on in-process developments are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs.
(2)	The NOI Yield on costs above after allocating land basis for outparcel proceeds is estimated to be 7.46%.

Projected Development Funding, Stabilizations and Land Held

March 31, 2009

In-Process Developments Projected Funding (1)

($ Thousands)

Q2 2009E	Q3 2009E	Q4 2009E	2010+E
$35,000 - $45,000	$15,000 - $25,000	$5,000 - $15,000	$175,000 - $225,000

Estimated Development Stabilization Schedule

($ Thousands)

	Stabilized(2)	Q2 2009E	Q3 2009E	Q4 2009E	2010+E
Gross Dev. Costs:		$17,000 - $37,000	$0	$39,000 - $76,000	$1,090,000 - $1,190,000
Net Dev. Costs:	$385,463	$10,000 - $30,000	$0	$17,000 - $45,000	$850,000 - $950,000

Land Held for Future Development or Sale (3)

($ Thousands)

	Net Development	Est. Net Dev Costs at Completion
# of Projects	Costs To Date
22	$167,005	$375,000 - $425,000

(1)	Gross Funding for in-process consolidated and unconsolidated developments, excludes projected funding of future developments.
(2)	Development properties already stabilized but not yet sold.
(3)	Net development costs at completion subject to change as costs based on preliminary development plans only.

Development Stabilizations

March 31, 2009

Stabilization Date	Property Name	State	Anchor Tenant	Anchor Opened	Est. Net Dev Costs After Partner Participation	NOI Yield After Partner Participation	Gross GLA	Gross % Leased
Consolidated:
Mar-09	Gateway 101	CA	Sports Authority, Nordstrom Rack	04/01/09	$32,525,037	8.57%	92,110	100%

					$32,525,037	8.57%	92,110	100%

Unconsolidated:
None
Total Development Stabilizations					$32,525,037	8.57%	92,110	100%

Unconsolidated Investments

March 31, 2009

Co-investment Partner and Portfolio Summary Abbreviation	Property Name	Number of Properties	Total GLA	Total Assets	Total Debt	Lender	Regency
							Ownership Interest	Share of Debt	Investment 3/31/09	Equity Pick-up
State of Oregon
(JV-C, JV-C2)	Various	30	3,553,566	$646,381,180	$314,699,825	Various	20.00%	$62,939,965	$41,793,200	$469,002
(JV-CCV)	Cameron Village	1	635,918	111,415,096	47,300,000	Wachovia	30.00%	14,190,000	19,176,301	(38,396)

		31	4,189,484	757,796,276	361,999,825
Macquarie CountryWide
(JV-M, JV-MD)	Various	14	1,349,904	163,250,132	89,816,339	Various	25.00%	22,454,085	4,312,454	964,825
(JV-M2, JV-M3)	Various	89	10,943,629	2,420,047,114	1,521,297,687	Various	24.95%	379,563,773	195,572,427	(89,483)

		103	12,293,533	2,583,297,246	1,611,114,026
Macquarie CountryWide-DESCO
(JV-D)	Various	32	2,990,332	391,376,929	210,606,462	Various	16.35%	34,440,324	21,154,405	(105,990)
CalSTRS
(JV-RC)	Various	7	759,023	156,891,581	86,551,284	Various	25.00%	21,637,821	13,454,250	106,524
Regency Retail Partners
(JV-RRP)	Various	9	1,525,943	378,402,507	209,379,742	Various	20.00%	41,806,534	23,422,514	(109,652)
Publix
(JV-O)	Shoppes at Bartram Park	1	119,959	22,930,095	—	—	50.00%	—	11,344,341	101,420
(JV-O)	Valleydale Village	1	118,466	11,297,520	—	—	50.00%	—	5,352,868	57,499
(JV-O)	Regency Village (2)	—	—	19,210,267	—	—	50.00%	—	9,600,098	479,130
(JV-O)	Queensborough	1	82,333	4,588,292	—	—	50.00%	—	3,139,509	78,223
(JV-O)	Canopy Oak Center	1	90,043	19,659,298	—	—	50.00%	—	10,191,540	93,280

		4	410,801	77,685,472	—
H.E.B.
(JV-O)	Fairfield Town Center (1)	—	—	9,568,185	—	—	50.00%	—	5,327,161	(146,145)
(JV-O)	White Oak Marketplace (1)	—	—	11,798,189	—	—	50.00%	—	6,012,025	(144)
(JV-O)	Indian Springs Center	1	136,625	18,815,757	27,000,000	Wells Fargo	50.00%	13,500,000	(3,848,914)	69,789

		1	136,625	40,182,131	27,000,000
Individual Investors
(JV-O)	East San Marco (1)	—	—	12,539,637	8,259,878	Wachovia	50.00%	4,129,939	2,308,396	(28,105)

		187	22,305,741	$4,398,171,779	$2,514,911,217			$594,662,441	$368,312,575	$1,901,777

(1)	Land held for future development
(2)	Property sold and funds in 1031 exchange, partnership to continue
(3)	Reconciliation of Equity of Regency Centers for Unconsoildated Partnerships to Regency Centers’ Investment in Real Estate Partnership:

Equity of Regency Centers for Unconsolidated Partnerships	$422,474,293
ABP 18 Impairment recorded at Regency Centers	(6,000,000)
Ownership percentage or Restricted Gain Method deferral recorded at Regency Centers	(48,161,718)

Regency Centers’ Investment in Real Estate Partnerships	$368,312,575

Unconsolidated Balance Sheets

March 31, 2009 and December 31, 2008

	2009	2008
Assets
Real estate, at cost	$4,434,816,026	4,900,704,326
Less: accumulated depreciation	420,878,356	451,361,729

	4,013,937,670	4,449,342,597
Properties in development	64,291,657	62,450,140

Net real estate investments	4,078,229,327	4,511,792,737

Cash and cash equivalents	67,864,027	46,539,233
Tenant receivables, net of allowance for uncollectible accounts	58,430,722	77,258,209
Deferred costs, less accumulated amortization	26,525,401	29,090,936
Acquired lease intangible assets, net	156,996,201	186,141,195
Other assets	3,881,743	4,917,488
Regency only assets (1)	6,244,358	6,990,392

Total assets	$4,398,171,779	4,862,730,190

Liabilities and Equity
Liabilities:
Notes payable	$2,514,911,217	2,792,450,317
Accounts payable and other liabilities	70,007,890	73,881,049
Tenants’ security and escrow deposits	8,586,289	9,933,028
Acquired lease intangible liabilities, net	92,228,546	97,145,502

Total liabilities	2,685,733,942	2,973,409,896

Equity:
Equity – Regency Centers	422,474,293	465,766,217
Equity – Third parties	1,289,963,544	1,423,554,077

Total equity	1,712,437,837	1,889,320,294

Total Liabilities and Equity	$4,398,171,779	4,862,730,190

(1)	Capitalized development costs

Unconsolidated Balance Sheets – Regency’s Pro-Rata Share

March 31, 2009 and December 31, 2008

	2009	2008
Assets
Real estate, at cost	$1,049,996,751	$1,170,256,106
Less: accumulated depreciation	102,234,380	110,929,110

	947,762,371	1,059,326,996
Properties in development	24,705,461	23,955,320

Net real estate investments	972,467,832	1,083,282,316

Cash and cash equivalents	20,465,885	11,788,223
Tenant receivables, net of allowance for uncollectible accounts	14,217,401	18,931,760
Deferred costs, less accumulated amortization	6,482,659	7,171,047
Acquired lease intangible assets, net	34,556,747	41,626,827
Other assets	1,168,739	1,427,535
Regency only assets (1)	6,244,358	6,990,392

Total assets	$1,055,603,621	1,171,218,100

Liabilities and Equity
Liabilities:
Notes payable	$594,662,441	664,060,344
Accounts payable and other liabilities	16,677,559	18,115,530
Tenants’ security and escrow deposits	2,142,057	2,494,202
Acquired lease intangible liabilities, net	19,647,271	20,781,807

Total liabilities	633,129,328	705,451,883

Equity:
Equity – Regency Centers	422,474,293	465,766,217

Total Liabilities and Equity	$1,055,603,621	1,171,218,100

(1)	Capitalized development costs

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Unconsolidated Statements of Operations

For the periods ended March 31, 2009 and 2008

	Three Months Ended		Year to Date
	2009	2008	2009	2008
Revenues:
Minimum rent	$82,765,375	93,060,307	$82,765,375	93,060,307
Percentage rent	695,279	991,773	695,279	991,773
Recoveries from tenants	24,467,086	27,155,598	24,467,086	27,155,598
Termination fees	835,581	434,575	835,581	434,575
Other income	1,075,819	1,097,456	1,075,819	1,097,456

Total revenues	109,839,140	122,739,709	109,839,140	122,739,709

Operating expenses:
Operating and maintenance	16,877,695	17,939,137	16,877,695	17,939,137
Real estate taxes	15,489,250	15,549,539	15,489,250	15,549,539

Total operating expenses	32,366,945	33,488,676	32,366,945	33,488,676

Net operating income	77,472,195	89,251,033	77,472,195	89,251,033

Other expense (income):
General and administrative	1,614,287	2,187,830	1,614,287	2,187,830
Depreciation and amortization expense	40,726,522	46,073,251	40,726,522	46,073,251
Interest expense, net	33,452,201	36,240,108	33,452,201	36,240,108
Gain on sale of real estate	(6,431,755)	(4,389,369)	(6,431,755)	(4,389,369)
Other expense	34,738	34,726	34,738	34,726

Total other expense (income)	69,395,993	80,146,546	69,395,993	80,146,546

Net income	$8,076,202	9,104,487	$8,076,202	9,104,487

Unconsolidated Statements of Operations – Regency’s Pro-Rata Share

For the periods ended March 31, 2009 and 2008

	Three Months Ended		Year to Date
	2009	2008	2009	2008
Revenues:
Minimum rent	$19,628,268	22,371,936	$19,628,268	22,371,936
Percentage rent	173,718	242,157	173,718	242,157
Recoveries from tenants	5,747,223	6,475,762	5,747,223	6,475,762
Termination fees	205,328	99,018	205,328	99,018
Other income	279,612	286,083	279,612	286,083

Total revenues	26,034,149	29,474,956	26,034,149	29,474,956

Operating expenses:
Operating and maintenance	4,004,482	4,354,081	4,004,482	4,354,081
Real estate taxes	3,692,187	3,795,675	3,692,187	3,795,675

Total operating expenses	7,696,669	8,149,756	7,696,669	8,149,756

Net operating income	18,337,480	21,325,200	18,337,480	21,325,200

Other expense (income):
General and administrative	361,622	508,519	361,622	508,519
Depreciation and amortization expense	9,539,326	10,917,140	9,539,326	10,917,140
Interest expense, net	7,897,537	8,670,401	7,897,537	8,670,401
Gain on sale of real estate	(2,289,572)	(1,149,047)	(2,289,572)	(1,149,047)
Other expense (income)	17,369	17,362	17,369	17,362

Total other expense (income)	15,526,282	18,964,375	15,526,282	18,964,375

Net income before Regency only expense (income)	2,811,198	2,360,825	2,811,198	2,360,825
Regency only expense (income):
Accretion of excess investment	(46,432)	(345,136)	(46,432)	(345,136)
Depreciation of capitalized costs	18,635	23,198	18,635	23,198
Additional inside basis related to gains on sale	708,468	—	708,468	—
Brokerage fees	228,750	47,500	228,750	47,500

Total Regency only expense (income)	909,421	(274,438)	909,421	(274,438)

Net Income	$1,901,777	2,635,263	$1,901,777	2,635,263

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Summary of Unconsolidated Debt

March 31, 2009 and December 31, 2008

Total Debt Outstanding:	3/31/09	12/31/08
Mortgage loans payable:
Fixed rate secured loans	$2,409,773,678	2,624,585,346
Variable rate secured loans	65,684,006	65,684,006
Unsecured line of credit variable rate	39,453,533	102,180,965

Total	$2,514,911,217	2,792,450,317

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency’s Pro Rata Share
2009	$3,003,193	107,119,908	12,848,042	122,971,143	23,089,006
2010	3,950,281	645,222,800	26,605,491	675,778,572	167,843,327
2011	3,623,877	462,916,076		466,539,953	115,396,415
2012	4,371,308	377,907,378		382,278,686	83,594,473
2013	4,152,466	32,447,164		36,599,630	8,985,436
2014	4,014,032	67,970,941		71,984,973	20,195,702
2015	3,743,265	134,449,803		138,193,068	38,645,248
2016	3,524,610	328,915,570		332,440,180	76,040,752
2017	2,811,691	123,770,000		126,581,691	27,107,122
2018	2,649,919	87,341,127		89,991,046	19,370,796
>10 Years	16,161,106	48,801,322		64,962,428	13,100,877
Net unamortized debt premium		6,589,847		6,589,847	1,293,288

	$52,005,748	2,423,451,936	39,453,533	2,514,911,217	594,662,442

Percentage of Total Debt:				3/31/09	12/31/08
Fixed				95.82%	93.99%
Variable				4.18%	6.01%

Current Average Interest Rates:(1)
Fixed				5.44%	5.40%
Variable				1.72%	3.39%
Effective Interest Rate				5.28%	5.28%

(1)	Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Maturity Date:
Fixed	April 5, 2013	March 10, 2013
Variable	December 10, 2009	March 8, 2010

Summary of Unconsolidated Debt - Regency’s Pro-Rata Share
Mortgage Loans Payable:
Fixed rate secured loans	$572,965,476	627,503,907
Variable rate secured loans	10,741,258	10,741,258
Unsecured line of credit variable rate	10,955,707	25,815,179

Total	$594,662,441	664,060,344

Leasing Statistics – Wholly Owned and Regency’s Pro-Rata Share of Joint Ventures

March 31, 2009

All numbers are on a same store, cash basis

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
1st Quarter 2009	329	646,044	$19.69	$19.52	0.9%	4.8	$4.36
4th Quarter 2008	393	759,303	18.60	17.25	7.8%	4.9	1.33
3rd Quarter 2008	371	655,740	21.18	18.62	13.8%	5.1	2.34
2nd Quarter 2008	336	597,474	20.47	18.73	9.3%	6.3	1.37

Total – 12 months	1,429	2,658,561	$19.88	$18.61	6.8%	5.3	$2.33

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
1st Quarter 2009	76	144,511	$20.27	$18.96	6.9%	7.3	$18.31
4th Quarter 2008	91	101,592	22.28	19.70	13.1%	5.8	7.90
3rd Quarter 2008	90	131,187	23.26	22.59	3.0%	6.6	10.82
2nd Quarter 2008	86	108,958	23.60	22.27	6.0%	7.5	6.86

Total – 12 months	343	486,248	$22.17	$20.93	5.9%	6.9	$11.55

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
1st Quarter 2009	253	501,533	$19.53	$19.68	-0.8%	4.1	$0.35
4th Quarter 2008	302	657,711	18.11	16.94	6.9%	4.8	0.31
3rd Quarter 2008	281	524,553	20.68	17.65	17.2%	4.7	0.21
2nd Quarter 2008	250	488,516	19.80	17.92	10.5%	6.1	0.15

Total – 12 months	1,086	2,172,313	$19.37	$18.09	7.1%	4.9	$0.26

Leasing Statistics – Wholly Owned and 100% of Joint Ventures

March 31, 2009

All numbers are on a same store, cash basis

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
1st Quarter 2009	329	1,064,008	$19.45	$19.32	0.7%	4.7	$2.98
4th Quarter 2008	393	1,090,729	19.78	18.36	7.8%	4.9	1.69
3rd Quarter 2008	371	1,109,133	20.86	18.41	13.3%	5.4	2.17
2nd Quarter 2008	336	1,004,944	19.64	17.99	9.2%	6.6	2.02

Total – 12 months	1,429	4,268,814	$19.95	$18.52	7.7%	5.4	$2.21

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
1st Quarter 2009	76	233,888	$19.64	$18.89	4.0%	7.4	$12.61
4th Quarter 2008	91	174,959	22.30	19.85	12.3%	6.5	8.82
3rd Quarter 2008	90	218,405	22.88	22.24	2.9%	6.7	10.18
2nd Quarter 2008	86	240,664	22.14	20.89	6.0%	7.6	8.01

Total – 12 months	343	867,916	$21.69	$20.48	5.9%	7.1	$9.96

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
1st Quarter 2009	253	830,120	$19.40	$19.45	-0.2%	4.0	$0.27
4th Quarter 2008	302	915,770	19.30	18.07	6.8%	4.6	0.32
3rd Quarter 2008	281	890,728	20.37	17.47	16.6%	5.1	0.20
2nd Quarter 2008	250	764,280	18.86	17.07	10.5%	6.3	0.13

Total – 12 months	1,086	3,400,898	$19.51	$18.02	8.2%	5.0	$0.23

Average Base Rent by State – Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

March 31, 2009

State	Number of Properties	GLA	% of Total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	143,974	0.5%	70.8%	$493,753	0.1%	$11.67
Arizona	4	409,967	1.4%	87.7%	5,800,596	1.4%	16.13
California	73	6,745,425	22.7%	90.7%	120,699,780	29.0%	22.40
Colorado	20	1,353,947	4.6%	87.3%	16,018,183	3.9%	13.60
Connecticut	1	44,875	0.2%	100.0%	1,022,700	0.2%	22.79
Delaware	4	298,199	1.0%	97.2%	4,121,585	1.0%	14.23
District of Columbia	2	9,903	0.0%	100.0%	470,683	0.1%	47.53
Florida	55	4,568,324	15.4%	93.5%	52,616,454	12.7%	12.82
Georgia	24	1,634,190	5.5%	91.6%	23,513,976	5.7%	15.71
Illinois	23	917,499	3.1%	86.6%	10,000,085	2.4%	12.59
Indiana	6	102,241	0.3%	66.9%	1,172,081	0.3%	18.97
Kentucky	1	23,184	0.1%	51.7%	134,489	0.0%	14.63
Maryland	16	537,602	1.8%	91.2%	7,083,088	1.7%	17.67
Massachusetts	3	412,963	1.4%	91.3%	6,505,405	1.6%	17.44
Michigan	2	118,273	0.4%	83.7%	1,348,085	0.3%	13.81
Minnesota	3	120,835	0.4%	96.5%	1,396,604	0.3%	12.61
Missouri	23	371,529	1.3%	96.8%	3,226,965	0.8%	10.18
Nevada	3	456,770	1.5%	79.2%	1,442,974	0.3%	14.27
New Hampshire	1	84,793	0.3%	79.0%	809,700	0.2%	12.09
New Jersey	2	39,042	0.1%	96.2%	619,499	0.1%	16.50
North Carolina	14	1,243,696	4.2%	92.4%	15,531,880	3.7%	14.23
Ohio	16	2,092,789	7.0%	85.7%	20,045,503	4.8%	11.22
Oregon	10	795,767	2.7%	97.5%	13,683,383	3.3%	17.84
Pennsylvania	12	584,273	2.0%	87.6%	8,372,973	2.0%	19.06
South Carolina	7	177,057	0.6%	94.9%	2,194,419	0.5%	13.06
Tennessee	8	498,285	1.7%	90.7%	6,244,313	1.5%	13.81
Texas	36	3,656,662	12.3%	89.6%	54,755,422	13.2%	16.93
Virginia	29	1,610,846	5.4%	93.4%	24,904,197	6.0%	17.59
Washington	11	589,768	2.0%	94.7%	10,971,205	2.6%	19.71
Wisconsin	2	67,147	0.2%	97.7%	489,172	0.1%	7.46

Total All Properties	413	29,709,825	100.0%	90.6%	$415,689,155	100.0%	$16.46

(1)	% leased includes leases that are executed but not yet rent paying.
(2)	Annualized Base Rent does not include ground leases.

Average Base Rent by State – Wholly Owned and 100% of Co-investment Partnerships

March 31, 2009

State	Number of Properties	GLA	% of total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	203,207	0.4%	71.0%	$987,507	0.2%	$11.67
Arizona	4	496,073	1.1%	89.1%	7,006,830	1.1%	15.86
California	73	9,224,423	19.7%	91.4%	165,396,323	25.3%	21.53
Colorado	20	2,047,458	4.4%	89.9%	24,202,668	3.7%	13.18
Connecticut	1	179,860	0.4%	100.0%	4,098,998	0.6%	22.79
Delaware	4	472,005	1.0%	94.0%	6,600,028	1.0%	14.88
District of Columbia	2	39,647	0.1%	100.0%	1,884,921	0.3%	47.54
Florida	55	5,554,848	11.9%	93.5%	64,930,128	9.9%	12.92
Georgia	24	2,044,724	4.4%	92.2%	28,595,712	4.4%	15.18
Illinois	23	2,773,048	5.9%	89.0%	30,285,376	4.6%	12.29
Indiana	6	273,257	0.6%	80.3%	3,412,899	0.5%	16.03
Kentucky	1	23,184	0.0%	51.7%	134,489	0.0%	14.63
Maryland	16	1,873,759	4.0%	93.6%	28,731,021	4.4%	17.48
Massachusetts	3	561,186	1.2%	93.4%	8,016,063	1.2%	15.41
Michigan	2	118,273	0.3%	83.7%	1,348,085	0.2%	13.81
Minnesota	3	483,938	1.0%	96.5%	5,594,180	0.9%	12.61
Missouri	23	2,265,422	4.8%	96.8%	19,676,618	3.0%	10.18
Nevada	3	531,068	1.1%	81.2%	2,211,295	0.3%	13.21
New Hampshire	1	84,793	0.2%	79.0%	809,700	0.1%	12.09
New Jersey	2	156,482	0.3%	96.2%	2,482,962	0.4%	16.50
North Carolina	14	2,027,939	4.3%	90.6%	25,566,394	3.9%	14.40
Ohio	16	2,522,447	5.4%	86.6%	25,215,433	3.9%	11.57
Oregon	10	976,678	2.1%	97.1%	16,010,116	2.4%	17.03
Pennsylvania	12	1,420,725	3.0%	90.7%	19,805,191	3.0%	16.40
South Carolina	7	414,607	0.9%	96.3%	4,922,405	0.8%	12.33
Tennessee	8	570,235	1.2%	91.4%	7,102,892	1.1%	13.62
Texas	36	4,403,998	9.4%	90.1%	65,727,357	10.0%	16.74
Virginia	29	3,735,926	8.0%	95.2%	64,215,264	9.8%	18.53
Washington	11	1,038,568	2.2%	96.1%	17,609,952	2.7%	17.68
Wisconsin	2	269,128	0.6%	97.7%	1,960,610	0.3%	7.46

Total All Properties	413	46,786,906	100.0%	91.8%	$654,541,418	100.0%	$15.96

(1)	% leased includes leases that are executed but not yet rent paying.
(2)	Annualized Base Rent does not include ground leases.

Portfolio Summary Report By Region

March 31, 2009

Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/Sq. Ft(2)
						GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties
Shoppes at Fairhope Village			AL	Mobile	2008	84,741	84,741	70.4%	70.4%			—	54,340	Publix	NA
Valleydale Village Shop Center	JV-O	50%	AL	Birmingham-Hoover	2003	118,466	59,233	71.4%	71.4%			—	44,271	Publix	$11.67

			AL			203,207	143,974	71.0%	70.8%	71.4%	71.4%	—	98,611

Anthem Marketplace			AZ	Phoenix-Mesa-Scottsdale	2000	113,292	113,292	95.5%	95.5%			—	55,256	Safeway	$16.66
Palm Valley Marketplace	JV-C	20%	AZ	Phoenix-Mesa-Scottsdale	1999	107,633	21,527	95.5%	95.5%			—	55,403	Safeway	$14.66
Pima Crossing			AZ	Phoenix-Mesa-Scottsdale	1996	239,438	239,438	84.4%	84.4%			—	—	Golf & Tennis Pro Shop, Inc.	$15.94
Shops at Arizona			AZ	Phoenix-Mesa-Scottsdale	2000	35,710	35,710	80.4%	80.4%			—	—	—	$16.52

			AZ			496,073	409,967	89.1%	87.7%	89.1%	87.7%	—	110,659

4S Commons Town Center			CA	San Diego-Carlsbad-San Marcos	2004	240,060	240,060	98.5%	98.5%			—	68,000	Ralphs, Jimbo’s…Naturally!	$27.35
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Santa Ana	2000	96,680	96,680	100.0%	100.0%			142,600	57,560	Albertsons, (Target)	$25.28
Applegate Ranch Shopping Center			CA	Merced	2006	158,825	158,825	51.8%	51.8%			319,692	178,500	(Super Target), (Home Depot)	$17.94
Auburn Village	JV-M2	24.95%	CA	Sacramento-Arden-Arcade-Roseville	1990	133,944	33,419	99.0%	99.0%			—	45,540	Bel Air Market	$18.73
Bayhill Shopping Center	JV-M2	24.95%	CA	San Francisco-Oakland-Fremont	1990	121,846	30,401	100.0%	100.0%			—	32,110	Mollie Stone’s Market	$20.67
Blossom Valley			CA	San Jose-Sunnyvale-Santa Clara	1990	93,316	93,316	100.0%	100.0%			—	34,208	Safeway	$24.29
Brea Marketplace	JV-M2	24.95%	CA	Los Angeles-Long Beach-Santa Ana	1987	193,172	48,196	85.0%	85.0%			—	24,867	Sprout’s Markets, Toys “R” Us	$24.16
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Fremont	2004	260,671	260,671	94.9%	94.9%			—	14,000	Fresh & Easy, Yardbirds Home Center	$21.13
Clovis Commons			CA	Fresno	2004	174,990	174,990	93.8%	93.8%			145,653	145,653	(Super Target)	$20.18
Corral Hollow	JV-RC	25%	CA	Stockton	2000	167,184	41,796	100.0%	100.0%			—	65,715	Safeway, Orchard Supply & Hardware	$16.34
Costa Verde Center			CA	San Diego-Carlsbad-San Marcos	1988	178,623	178,623	94.6%	94.6%			—	40,000	Bristol Farms	$32.89
Diablo Plaza			CA	San Francisco-Oakland-Fremont	1982	63,265	63,265	100.0%	100.0%			53,000	53,000	(Safeway)	$34.07
El Camino Shopping Center			CA	Los Angeles-Long Beach-Santa Ana	1995	135,728	135,728	100.0%	100.0%			—	35,650	Von’s Food & Drug	$22.22
El Cerrito Plaza			CA	San Francisco-Oakland-Fremont	2000	256,035	256,035	96.9%	96.9%			66,700	77,888	(Lucky’s)	$25.07
El Norte Pkwy Plaza			CA	San Diego-Carlsbad-San Marcos	1984	90,549	90,549	97.5%	97.5%			—	42,315	Von’s Food & Drug	$15.89
Encina Grande			CA	San Francisco-Oakland-Fremont	1965	102,413	102,413	96.5%	96.5%			—	22,500	Safeway	$19.66
Falcon Ridge Town Center Phase I	JV-RRP	20%	CA	Riverside-San Bernardino-Ontario	2004	232,754	46,551	88.0%	88.0%			123,735	43,718	Stater Bros., (Target)	$18.27
Falcon Ridge Town Center Phase II	JV-RRP	20.00%	CA	Riverside-San Bernardino-Ontario	2005	66,864	13,373	100.0%	100.0%			—	—	24 Hour Fitness	$26.51
Five Points Shopping Center	JV-M2	24.95%	CA	Santa Barbara-Santa Maria-Goleta	1960	144,553	36,066	100.0%	100.0%			—	35,305	Albertsons	$24.22
Folsom Prairie City Crossing			CA	Sacramento-Arden-Arcade-Roseville	1999	90,237	90,237	98.7%	98.7%			—	55,255	Safeway	$19.89
French Valley Village Center			CA	Riverside-San Bernardino-Ontario	2004	98,752	98,752	90.0%	90.0%			—	44,054	Stater Bros.	$23.52
Friars Mission Center			CA	San Diego-Carlsbad-San Marcos	1989	146,898	146,898	100.0%	100.0%			—	55,303	Ralphs	$28.86
Gateway 101			CA	San Francisco-Oakland-Fremont	2008	92,110	92,110	100.0%	100.0%			212,485	—	(Home Depot), (Best Buy), Sports Authority, Nordstrom Rack	NA
Gelson’s Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	2002	84,975	84,975	94.5%	94.5%			—	37,500	Gelson’s Markets	$18.42
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	2006	288,252	288,252	69.3%	69.3%			—	—	Lowe’s	NA
Granada Village	JV-M2	24.95%	CA	Los Angeles-Long Beach-Santa Ana	1965	224,649	56,050	70.3%	70.3%			—	—	—	$19.22
Hasley Canyon Village			CA	Los Angeles-Long Beach-Santa Ana	2003	65,801	65,801	97.5%	97.5%			—	51,800	Ralphs	$22.52
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	1981	231,582	231,582	98.4%	98.4%			—	44,376	Ralphs	$26.57
Highland Crossing			CA	Riverside-San Bernardino-Ontario	2007	45,000	45,000	100.0%	100.0%			—	—	LA Fitness	NA
Indio-Jackson			CA	Riverside-San Bernardino-Ontario	2006	230,381	230,381	48.8%	48.8%			235,834	93,696	(Home Depot), (WinCo)	$19.64
Jefferson Square			CA	Riverside-San Bernardino-Ontario	2007	38,013	38,013	77.9%	77.9%			—	13,969	Fresh & Easy	NA
Laguna Niguel Plaza	JV-M2	24.95%	CA	Los Angeles-Long Beach-Santa Ana	1985	41,943	10,465	97.6%	97.6%			38,917	38,917	(Albertsons)	$26.05
Loehmanns Plaza California			CA	San Jose-Sunnyvale-Santa Clara	1983	113,310	113,310	98.0%	98.0%			53,000	53,000	(Safeway)	$17.19
Marina Shores	JV-C2	20.00%	CA	Los Angeles-Long Beach-Santa Ana	2001	67,727	13,545	98.4%	98.4%			—	25,987	—	$29.69
Mariposa Shopping Center	JV-M2	24.95%	CA	San Jose-Sunnyvale-Santa Clara	1957	126,658	31,601	100.0%	100.0%			—	42,896	Safeway	$17.71
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	1996	91,211	91,211	96.0%	96.0%			—	42,630	Stater Bros.	$23.84
Murrieta Marketplace			CA	Riverside-San Bernardino-Ontario	2008	233,194	233,194	77.0%	77.0%			137,940	—	(Target), Lowe’s	NA
Navajo Shopping Center	JV-M2	24.95%	CA	San Diego-Carlsbad-San Marcos	1964	102,138	25,483	98.4%	98.4%			—	44,180	Albertsons	$12.87
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	1985	149,140	149,140	100.0%	100.0%			—	58,000	Albertsons	$19.63
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	1982	83,279	83,279	96.4%	96.4%			—	43,842	Albertsons	$16.10
Park Plaza Shopping Center	JV-C	20%	CA	Los Angeles-Long Beach-Santa Ana	1991	194,396	38,879	93.0%	93.0%			—	28,210	Henry’s Marketplace	$19.08
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	1984	94,940	94,940	100.0%	100.0%			—	36,800	Von’s Food & Drug	$20.45
Pleasant Hill Shopping Center	JV-M2	24.95%	CA	San Francisco-Oakland-Fremont	1970	234,061	58,398	99.2%	99.2%			—	—	Target, Toys “R” Us	$20.08
Point Loma Plaza	JV-M2	24.95%	CA	San Diego-Carlsbad-San Marcos	1987	212,442	53,004	97.2%	97.2%			—	50,000	Von’s Food & Drug	$17.77
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	1987	165,928	165,928	76.0%	76.0%			—	10,122	Trader Joe’s	$34.05
Raley’s Supermarket	JV-C2	20.00%	CA	Sacramento-Arden-Arcade-Roseville	1964	62,827	12,565	100.0%	100.0%			—	62,827	Raley’s	$5.41
Rancho San Diego Village	JV-M2	24.95%	CA	San Diego-Carlsbad-San Marcos	1981	153,255	38,237	94.1%	94.1%			—	39,777	Von’s Food & Drug	$17.64
Rio Vista Town Center			CA	Riverside-San Bernardino-Ontario	2005	79,519	79,519	64.4%	64.4%			—	44,700	Stater Bros.	$17.13
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	1989	51,760	51,760	100.0%	100.0%			—	37,194	Superior Super Warehouse	$17.18
San Leandro Plaza			CA	San Francisco-Oakland-Fremont	1982	50,432	50,432	100.0%	100.0%			38,250	38,250	(Safeway)	$28.09
Santa Ana Downtown Plaza			CA	Los Angeles-Long Beach-Santa Ana	1987	100,306	100,306	95.4%	95.4%			—	37,972	Food 4 Less	$19.28
Seal Beach	JV-C	20%	CA	Los Angeles-Long Beach-Santa Ana	1966	96,858	19,372	87.8%	87.8%			—	48,000	Von’s Food & Drug	$23.76
Sequoia Station			CA	San Francisco-Oakland-Fremont	1996	103,148	103,148	100.0%	100.0%			62,050	62,050	(Safeway)	$33.01
Shops of Santa Barbara			CA	Santa Barbara-Santa Maria-Goleta	2004	51,848	51,848	68.1%	68.1%			—	40,000	Whole Foods	$24.56
Silverado Plaza	JV-M2	24.95%	CA	Napa	1974	84,916	21,187	99.6%	99.6%			—	31,833	Nob Hill	$14.31
Slauson & Central			CA	Los Angeles-Long Beach-Santa Ana	2008	77,300	77,300	58.2%	58.2%			—	45,000	Northgate Market	NA
Snell & Branham Plaza	JV-M2	24.95%	CA	San Jose-Sunnyvale-Santa Clara	1988	99,350	24,788	98.3%	98.3%			—	52,550	Safeway	$16.49
Stanford Ranch Village	JV-M2	24.95%	CA	Sacramento-Arden-Arcade-Roseville	1991	89,875	22,424	95.1%	95.1%			—	45,540	Bel Air Market	$16.52
Strawflower Village			CA	San Francisco-Oakland-Fremont	1985	78,827	78,827	95.5%	95.5%			—	33,753	Safeway	$19.31
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	1990	146,188	146,188	96.7%	96.7%			—	56,496	Safeway	$20.65
Twin Oaks Shopping Center	JV-M2	24.95%	CA	Los Angeles-Long Beach-Santa Ana	1978	98,399	24,551	100.0%	100.0%			—	40,775	Ralphs	$14.60
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	1988	198,140	198,140	97.6%	97.6%			—	44,686	Albertsons, Target	$17.12
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	2003	172,856	172,856	99.1%	99.1%			—	35,000	Whole Foods, Kohl’s	$22.44
Ventura Village			CA	Oxnard-Thousand Oaks-Ventura	1984	76,070	76,070	97.3%	97.3%			—	42,500	Von’s Food & Drug	$19.51

Portfolio Summary Report By Region

March 31, 2009

Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/Sq. Ft(2)
						GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties
Vine at Castaic			CA	Los Angeles-Long Beach-Santa Ana	2005	30,236	30,236	74.3%	74.3%			—	—	—	$27.88
Vista Village Phase I	JV-RRP	20.00%	CA	San Diego-Carlsbad-San Marcos	2003	129,009	25,802	95.7%	95.7%			165,000	—	Krikorian Theaters, (Lowe’s)	$24.92
Vista Village Phase II	JV-RRP	20.00%	CA	San Diego-Carlsbad-San Marcos	2003	55,000	11,000	45.5%	45.5%			—	25,000	Sprout’s Markets	$16.00
Vista Village IV			CA	San Diego-Carlsbad-San Marcos	2006	11,000	11,000	100.0%	100.0%			—	—	—	$38.04
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	1996	88,103	88,103	98.0%	98.0%			—	24,712	Safeway	$15.38
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	1975	190,519	190,519	98.3%	98.3%			—	41,300	Von’s Food & Drug	$13.71
Westridge Village			CA	Los Angeles-Long Beach-Santa Ana	2003	92,287	92,287	98.2%	98.2%			—	50,782	Albertsons	$25.88
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	1992	107,614	107,614	98.6%	98.6%			—	77,648	El Super	$13.97
Woodside Central			CA	San Francisco-Oakland-Fremont	1993	80,591	80,591	100.0%	100.0%			113,000	—	(Target)	$20.48
Ygnacio Plaza	JV-M2	24.95%	CA	San Francisco-Oakland-Fremont	1968	109,701	27,370	100.0%	100.0%			—	—	—	$27.33

			CA			9,224,423	6,745,425	91.4%	90.7%	95.4%	96.4%	1,907,856	2,945,411

Applewood Shopping Center	JV-M2	24.95%	CO	Denver-Aurora	1956	375,622	93,718	94.6%	94.6%			—	71,074	King Soopers, Wal-Mart	$9.37
Arapahoe Village	JV-M2	24.95%	CO	Boulder	1957	159,237	39,730	97.3%	97.3%			—	43,500	Safeway	$16.95
Belleview Square			CO	Denver-Aurora	1978	117,335	117,335	100.0%	100.0%			—	65,104	King Soopers	$15.75
Boulevard Center			CO	Denver-Aurora	1986	88,512	88,512	70.1%	70.1%			52,700	52,700	(Safeway)	$22.96
Buckley Square			CO	Denver-Aurora	1978	116,147	116,147	90.6%	90.6%			—	62,400	King Soopers	$7.93
Centerplace of Greeley Phase III			CO	Greeley	2007	94,090	94,090	76.6%	76.6%			—	—	Sports Authority	$14.93
Cherrywood Square	JV-M2	24.95%	CO	Denver-Aurora	1978	86,162	21,497	91.2%	91.2%			—	51,640	King Soopers	$10.43
Crossroads Commons	JV-C	20%	CO	Boulder	1986	112,887	22,577	95.2%	95.2%			—	39,247	Whole Foods	$22.14
Falcon Marketplace			CO	Colorado Springs	2005	22,491	22,491	72.5%	72.5%			184,305	50,000	(Wal-Mart Supercenter)	$24.00
Hilltop Village	JV-M3	25%	CO	Denver-Aurora	2003	100,029	25,007	95.9%	95.9%			—	66,000	King Soopers	$9.10
South Lowry Square			CO	Denver-Aurora	1993	119,916	119,916	87.0%	87.0%			—	62,600	Safeway	$13.15
Littleton Square			CO	Denver-Aurora	1997	94,222	94,222	92.5%	92.5%			—	49,751	King Soopers	$11.95
Lloyd King Center			CO	Denver-Aurora	1998	83,326	83,326	100.0%	100.0%			—	61,040	King Soopers	$11.40
Marketplace at Briargate			CO	Colorado Springs	2006	29,075	29,075	100.0%	100.0%			66,000	66,000	(King Soopers)	$27.88
Monument Jackson Creek			CO	Colorado Springs	1999	85,263	85,263	100.0%	100.0%			—	69,913	King Soopers	$10.63
NorthGate Village			CO	Greeley	2008	33,140	33,140	0.0%	0.0%			125,000	125,000	(King Soopers)	NA
Ralston Square Shopping Center	JV-M2	24.95%	CO	Denver-Aurora	1977	82,750	20,646	96.1%	96.1%			—	55,311	King Soopers	$9.13
Shops at Quail Creek			CO	Denver-Aurora	2008	37,585	37,585	45.9%	45.9%			99,844	99,844	(King Soopers)	$24.34
Stroh Ranch			CO	Denver-Aurora	1998	93,436	93,436	94.8%	94.8%			—	69,719	King Soopers	$11.88
Woodmen Plaza			CO	Colorado Springs	1998	116,233	116,233	87.5%	87.5%			—	69,716	King Soopers	$13.76

			CO			2,047,458	1,353,947	89.9%	87.3%	93.3%	92.2%	527,849	1,230,559

Corbin’s Corner	JV-M2	24.95%	CT	Hartford-West Hartford-East Hartford	1962	179,860	44,875	100.0%	100.0%			—	10,150	Trader Joe’s	$22.79

			CT			179,860	44,875	100.0%	100.0%	100.0%	100.0%	—	10,150

Shops at The Columbia	JV-RC	25%	DC	Washington-Arlington-Alexandria	2006	22,812	5,703	100.0%	100.0%			—	11,833	Trader Joe’s	$34.62
Spring Valley Shopping Center	JV-M2	24.95%	DC	Washington-Arlington-Alexandria	1930	16,835	4,200	100.0%	100.0%			—	—	—	$65.05

			DC			39,647	9,903	100.0%	100.0%	100.0%	100.0%	—	11,833

First State Plaza	JV-M2	24.95%	DE	Philadelphia-Camden-Wilmington	1988	164,779	41,112	86.8%	86.8%			—	57,319	Shop Rite	$14.75
Pike Creek			DE	Philadelphia-Camden-Wilmington	1981	229,510	229,510	99.2%	99.2%			—	49,069	Acme Markets, K-Mart	$12.92
Shoppes of Graylyn	JV-M2	24.95%	DE	Philadelphia-Camden-Wilmington	1971	66,808	16,669	92.9%	92.9%			—	—	—	$19.22
White Oak - Dover, DE			DE	Dover	2000	10,908	10,908	100.0%	100.0%			—	—	—	$32.73

			DE			472,005	298,199	94.0%	97.2%	94.0%	97.2%	—	106,388

Anastasia Plaza	JV-M	25%	FL	Jacksonville	1988	102,342	25,586	93.4%	93.4%			—	48,555	Publix	$10.94
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	1974	102,876	102,876	95.1%	95.1%			—	35,908	Publix	$16.75
Beneva Village Shops			FL	Sarasota-Bradenton-Venice	1987	141,532	141,532	77.6%	77.6%			—	42,112	Publix	$11.62
Berkshire Commons			FL	Naples-Marco Island	1992	106,354	106,354	96.7%	96.7%			—	65,537	Publix	$12.21
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	1987	267,736	267,736	96.4%	96.4%			—	39,795	Publix, Wal-Mart, Bealls	$8.69
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1993	124,924	124,924	86.1%	86.1%			—	56,000	Winn-Dixie	$12.05
Caligo Crossing			FL	Miami-Fort Lauderdale-Miami Beach	2007	10,762	10,762	74.0%	74.0%			98,165	—	(Kohl’s)	$37.31
Canopy Oak Center	JV-O	50%	FL	Ocala	2006	90,043	45,022	79.3%	79.3%			—	54,340	Publix	$17.69
Carriage Gate			FL	Tallahassee	1978	76,784	76,784	94.3%	94.3%			—	—	—	$12.68
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1986	155,603	155,603	93.2%	93.2%			—	54,420	Publix	$16.94
Corkscrew Village			FL	Cape Coral-Fort Myers	1997	82,011	82,011	93.6%	93.6%			—	51,420	Publix	$12.63
Courtyard Shopping Center			FL	Jacksonville	1987	137,256	137,256	100.0%	100.0%			62,771	62,771	(Publix), Target	$3.17
East Port Plaza			FL	Port St. Lucie-Fort Pierce	1991	149,363	149,363	91.7%	91.7%			—	42,112	Publix	$10.14
East Towne Center			FL	Orlando	2003	69,841	69,841	98.0%	98.0%			—	44,840	Publix	$14.01
First Street Village			FL	Cape Coral-Fort Myers	2006	54,926	54,926	91.8%	91.8%			—	39,393	Publix	$17.38
Five Corners Plaza	JV-RC	25%	FL	Miami-Fort Lauderdale-Miami Beach	2001	44,647	11,162	88.1%	88.1%			—	27,887	Publix	$13.44
Fleming Island			FL	Jacksonville	2000	136,662	136,662	88.4%	88.4%			129,807	47,955	Publix, (Target)	$12.35
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	1991	90,258	90,258	98.2%	98.2%			—	42,112	Publix	$14.73
Grande Oak			FL	Cape Coral-Fort Myers	2000	78,784	78,784	100.0%	100.0%			—	54,379	Publix	$14.38
Hibernia Pavilion			FL	Jacksonville	2006	51,298	51,298	92.5%	92.5%			—	39,203	Publix	$16.94
Hibernia Plaza			FL	Jacksonville	2006	8,400	8,400	33.3%	33.3%			—	—	—	$21.00
Horton’s Corner			FL	Jacksonville	2007	14,820	14,820	100.0%	100.0%			—	—	—	$25.71
Island Crossing	JV-C2	20%	FL	Port St. Lucie-Fort Pierce	1996	58,456	11,691	100.0%	100.0%			—	47,955	Publix	$10.00
John’s Creek Center	JV-C2	20%	FL	Jacksonville	2004	75,101	15,020	96.0%	96.0%			—	44,840	Publix	$13.52
Julington Village	JV-C	20%	FL	Jacksonville	1999	81,820	16,364	100.0%	100.0%			—	51,420	Publix	$14.08
Kings Crossing Sun City	JV-M	25%	FL	Tampa-St. Petersburg-Clearwater	1999	75,020	18,755	97.3%	97.3%			—	51,420	Publix	$11.82
Marketplace St Pete			FL	Tampa-St. Petersburg-Clearwater	1983	90,296	90,296	80.2%	80.2%			—	36,464	Publix	$13.48
Martin Downs Village Center			FL	Port St. Lucie-Fort Pierce	1985	112,667	112,667	92.8%	92.8%			—	—	—	$15.25
Martin Downs Village Shoppes			FL	Port St. Lucie-Fort Pierce	1998	48,937	48,937	90.4%	90.4%			—	—	—	$17.57
Merchants Crossing	JV-M	25%	FL	Punta Gorda	1990	213,739	53,435	92.9%	92.9%			—	48,555	Publix, Beall’s	$9.36

Portfolio Summary Report By Region

March 31, 2009

Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/Sq. Ft(2)
						GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties
Millhopper Shopping Center			FL	Gainesville	1974	84,065	84,065	100.0%	100.0%			—	37,244	Publix	$10.16
Naples Walk Shopping Center			FL	Naples-Marco Island	1999	125,390	125,390	89.0%	89.0%			—	51,420	Publix	$16.32
Newberry Square			FL	Gainesville	1986	180,524	180,524	97.3%	97.3%			—	39,795	Publix, K-Mart	$7.73
Nocatee Town Center			FL	Jacksonville	2007	69,806	69,806	77.8%	77.8%			—	54,340	Publix	NA
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	1995	75,495	75,495	100.0%	100.0%			—	47,955	Publix	$12.53
Oakleaf Commons			FL	Jacksonville	2006	73,719	73,719	79.1%	79.1%			—	45,600	Publix	$14.09
Ocala Corners	JV-M	25%	FL	Tallahassee	2000	86,772	21,693	100.0%	100.0%			—	61,171	Publix	$13.11
Old St Augustine Plaza			FL	Jacksonville	1990	232,459	232,459	98.3%	98.3%			—	51,832	Publix, Burlington Coat Factory, Hobby Lobby	$7.61
Pine Tree Plaza			FL	Jacksonville	1999	63,387	63,387	89.1%	89.1%			—	37,866	Publix	$13.01
Plantation Plaza	JV-C2	20%	FL	Jacksonville	2004	77,747	15,549	98.4%	98.4%			—	44,840	Publix	$16.55
Regency Square			FL	Tampa-St. Petersburg-Clearwater	1986	349,848	349,848	97.9%	97.9%			66,000	—	AMC Theater, Michaels, (Best Buy), (Macdill)	$13.94
Regency Village	JV-O	50%	FL	Orlando	2002	—	—	0.0%	#DIV/0!			—	—	—	NA
Shoppes @ 104	JV-M	25%	FL	Miami-Fort Lauderdale-Miami Beach	1990	108,192	27,048	100.0%	100.0%			—	46,368	Winn-Dixie	$13.49
Shoppes at Bartram Park	JV-O	50%	FL	Jacksonville	2004	105,319	52,660	97.1%	97.1%			97,000	44,840	Publix, (Kohl’s)	$17.27
Shoppes at Bartram Park Phase II	JV-O	50%	FL	Jacksonville	2008	14,640	7,320	28.5%	28.5%			—	—	—	NA
Shops at John’s Creek			FL	Jacksonville	2004	15,490	15,490	89.5%	89.5%			—	—	—	$22.81
Starke			FL	None	2000	12,739	12,739	100.0%	100.0%			—	—	—	$23.83
Suncoast Crossing Phase I			FL	Tampa-St. Petersburg-Clearwater	2007	108,434	108,434	93.2%	93.2%			—	—	Kohl’s	$31.00
Suncoast Crossing Phase II			FL	Tampa-St. Petersburg-Clearwater	2008	9,452	9,452	0.0%	0.0%			143,055	—	(Target)	NA
Town Center at Martin Downs			FL	Port St. Lucie-Fort Pierce	1996	64,546	64,546	100.0%	100.0%			—	56,146	Publix	$12.73
Town Square			FL	Tampa-St. Petersburg-Clearwater	1999	44,380	44,380	100.0%	100.0%			—	—	—	$26.68
Village Center			FL	Tampa-St. Petersburg-Clearwater	1993	181,110	181,110	98.7%	98.7%			—	36,434	Publix	$12.64
Village Commons Shopping Center	JV-M2	24.95%	FL	Miami-Fort Lauderdale-Miami Beach	1986	169,053	42,179	89.6%	89.6%			—	39,975	Publix	$17.51
Vineyard Shopping Center	JV-M3	25%	FL	Tallahassee	2002	62,821	15,705	87.5%	87.5%			—	44,271	Publix	$11.60
Welleby Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1982	109,949	109,949	96.0%	96.0%			—	46,779	Publix	$10.34
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	1982	107,325	107,325	98.9%	98.9%			—	44,840	Publix	$19.22
Westchase			FL	Tampa-St. Petersburg-Clearwater	1998	78,998	78,998	93.7%	93.7%			—	51,420	Publix	$12.77
Willa Springs			FL	Orlando	2000	89,930	89,930	96.9%	96.9%			—	44,271	Publix	$14.71

			FL			5,554,848	4,568,324	93.5%	93.5%	94.8%	94.7%	596,798	2,056,800

Ashford Place			GA	Atlanta-Sandy Springs-Marietta	1993	53,449	53,449	69.6%	69.6%			—	—	—	$20.49
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	1962	39,204	39,204	97.7%	97.7%			—	—	—	$16.56
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	1990	187,156	187,156	86.5%	86.5%			—	43,454	Publix	$14.59
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	1984	48,338	48,338	97.7%	97.7%			—	—	—	$15.53
Cambridge Square			GA	Atlanta-Sandy Springs-Marietta	1979	71,474	71,474	99.9%	99.9%			—	40,852	Kroger	$12.13
Chapel Hill Centre			GA	Atlanta-Sandy Springs-Marietta	2005	66,970	66,970	100.0%	100.0%			88,713	—	(Kohl’s)	$11.85
Cromwell Square			GA	Atlanta-Sandy Springs-Marietta	1990	70,282	70,282	91.5%	91.5%			—	—	—	$10.63
Delk Spectrum			GA	Atlanta-Sandy Springs-Marietta	1991	100,539	100,539	83.7%	83.7%			—	45,044	Publix	$15.93
Dunwoody Hall			GA	Atlanta-Sandy Springs-Marietta	1986	89,351	89,351	98.8%	98.8%			—	44,271	Publix	$14.48
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	1975	120,598	120,598	83.8%	83.8%			—	18,400	Fresh Market	$17.42
Howell Mill Village			GA	Atlanta-Sandy Springs-Marietta	1984	97,990	97,990	94.6%	94.6%			—	31,000	Publix	$16.67
King Plaza	JV-C2	20%	GA	Atlanta-Sandy Springs-Marietta	1998	81,432	16,286	93.1%	93.1%			—	51,420	Publix	$12.39
Lindbergh Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1998	27,059	6,765	100.0%	100.0%			—	—	—	$24.05
Loehmanns Plaza Georgia			GA	Atlanta-Sandy Springs-Marietta	1986	137,139	137,139	95.0%	95.0%			—	—	—	$17.97
Lost Mountain Crossing	JV-C2	20%	GA	Atlanta-Sandy Springs-Marietta	1994	72,568	14,514	96.7%	96.7%			—	47,814	Publix	$11.78
Northlake Promenade	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1986	25,394	6,349	90.7%	90.7%			—	—	—	$19.36
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	1987	61,697	61,697	100.0%	100.0%			—	—	—	$29.96
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	1987	95,703	95,703	95.8%	95.8%			—	—	—	$21.95
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	1994	78,896	78,896	100.0%	100.0%			—	47,955	Publix	$10.31
Rivermont Station			GA	Atlanta-Sandy Springs-Marietta	1996	90,267	90,267	76.8%	76.8%			—	58,261	Kroger	$15.79
Roswell Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1999	201,979	50,495	92.8%	92.8%			—	11,606	Trader Joe’s, Pike Nurseries	$13.65
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	1995	98,559	98,559	93.0%	93.0%			—	63,296	Kroger	$11.69
Trowbridge Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1998	62,558	15,640	100.0%	100.0%			—	37,888	Publix	$10.87
Woodstock Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1994	66,122	16,531	92.6%	92.6%			—	54,322	Kroger	$9.10

			GA			2,044,724	1,634,190	92.2%	91.6%	92.2%	91.6%	88,713	595,583

Baker Hill Center	JV-C	20%	IL	Chicago-Naperville-Joliet	1998	135,355	27,071	95.1%	95.1%			—	72,397	Dominick’s	$14.54
Brentwood Commons	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1962	125,585	31,333	80.6%	80.6%			—	64,762	Dominick’s	$11.94
Carbondale Center	JV-D	16.40%	IL	Carbondale	1997	59,726	9,795	100.0%	100.0%			—	56,726	Schnucks	$10.16
Civic Center Plaza	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1989	264,973	66,111	97.5%	97.5%			—	87,135	Super H Mart, Home Depot	$10.71
Champaign Commons	JV-D	16.40%	IL	Champaign-Urbana	1990	88,105	14,449	98.4%	98.4%			—	72,326	Schnucks	$8.69
Country Club Plaza	JV-D	16.40%	IL	St. Louis	2001	86,867	14,246	98.4%	98.4%			—	54,554	Schnucks	$7.03
Deer Grove Center	JV-C	20%	IL	Chicago-Naperville-Joliet	1996	239,356	47,871	75.2%	75.2%			117,000	65,816	Dominick’s, (Target)	$13.67
Frankfort Crossing Shpg Ctr			IL	Chicago-Naperville-Joliet	1992	114,534	114,534	85.7%	85.7%			—	64,937	Jewel / OSCO	$12.60
Geneva Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	1997	123,182	24,636	92.7%	92.7%			—	72,385	Dominick’s	$13.99
Granite City	JV-D	16%	IL	St. Louis	2004	46,237	7,583	100.0%	100.0%			—	46,237	Schnucks	$8.28
Hinsdale			IL	Chicago-Naperville-Joliet	1986	178,960	178,960	83.7%	83.7%			—	69,540	Dominick’s	$13.76
McHenry Commons Shopping Center	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1988	100,526	25,081	17.6%	17.6%			—	—	—	$16.35
Montvale Commons	JV-D	16.40%	IL	Springfield	1996	73,937	12,126	98.1%	98.1%			—	62,447	Schnucks	$10.54
Oaks Shopping Center	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1983	135,005	33,684	87.3%	87.3%			—	63,863	Dominick’s	$14.77
Riverside Sq & River’s Edge	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1986	169,435	42,274	93.2%	93.2%			—	74,495	Dominick’s	$14.23
Riverview Plaza	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1981	139,256	34,744	100.0%	100.0%			—	50,094	Dominick’s	$11.55
Shorewood Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	2001	87,705	17,541	93.4%	93.4%			—	65,977	Dominick’s	$14.71
Shorewood Crossing II	JV-C2	20%	IL	Chicago-Naperville-Joliet	2005	86,276	17,255	98.1%	98.1%			—	—	—	$13.38

Portfolio Summary Report By Region

March 31, 2009

Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/Sq. Ft(2)
						GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties
Stearns Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	1999	96,613	19,323	97.6%	97.6%			—	65,613	Dominick’s	$15.13
Stonebrook Plaza Shopping Center	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1984	95,825	23,908	100.0%	100.0%			—	63,000	Dominick’s	$11.29
Swansea Plaza	JV-D	16.40%	IL	St. Louis	1988	118,892	19,498	97.1%	97.1%			—	70,017	Schnucks	$10.07
Urbana Crossing	JV-D	16.40%	IL	Champaign-Urbana	1997	85,196	13,972	96.7%	96.7%			—	62,105	Schnucks	$11.11
Westbrook Commons			IL	Chicago-Naperville-Joliet	1984	121,502	121,502	80.8%	80.8%			—	51,304	Dominick’s	$12.09

			IL			2,773,048	917,499	89.0%	86.6%	89.0%	86.6%	117,000	1,355,730

Airport Crossing			IN	Chicago-Naperville-Joliet	2006	11,924	11,924	66.4%	66.4%			89,911	—	(Kohl’s)	$18.00
Augusta Center			IN	Chicago-Naperville-Joliet	2006	14,536	14,536	70.1%	70.1%			213,988	213,988	(Menards)	$30.56
Evansville West Center	JV-D	16.40%	IN	Evansville	1989	79,885	13,101	91.9%	91.9%			—	62,273	Schnucks	$8.49
Greenwood Springs			IN	Indianapolis	2004	28,028	28,028	29.9%	29.9%			265,798	50,000	(Gander Mountain), (Wal-Mart Supercenter)	$19.33
Willow Lake Shopping Center	JV-M2	24.95%	IN	Indianapolis	1987	85,923	21,438	77.4%	77.4%			64,000	64,000	(Kroger)	$16.99
Willow Lake West Shopping Center	JV-M2	24.95%	IN	Indianapolis	2001	52,961	13,214	100.0%	100.0%			—	10,028	Trader Joe’s	$21.92

			IN			273,257	102,241	80.3%	66.9%	80.9%	66.9%	633,697	400,289

Walton Towne Center			KY	Cincinnati-Middletown	2007	23,184	23,184	51.7%	51.7%			116,432	116,432	(Kroger)	$14.63

			KY			23,184	23,184	51.7%	51.7%	NA	NA	116,432	116,432

Shops at Saugus			MA	Boston-Cambridge-Quincy	2006	94,204	94,204	81.8%	81.8%			—	11,000	Trader Joe’s	$25.53
Speedway Plaza	JV-C2	20%	MA	Worcester	1988	185,279	37,056	99.4%	99.4%			—	59,970	Stop & Shop, BJ’s Wholesale	$10.26
Twin City Plaza			MA	Boston-Cambridge-Quincy	2004	281,703	281,703	93.4%	93.4%			—	62,500	Shaw’s, Marshall’s	$16.21

			MA			561,186	412,963	93.4%	91.3%	95.8%	94.1%	—	133,470

Bowie Plaza	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1966	104,037	25,957	84.8%	84.8%			—	21,750	Giant Food	$18.68
Clinton Park	JV-C	20%	MD	Washington-Arlington-Alexandria	2003	206,050	41,210	92.8%	92.8%			49,000	43,000	Giant Food, Sears, (Toys “R” Us)	$9.16
Cloppers Mill Village	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1995	137,035	34,190	100.0%	100.0%			—	70,057	Shoppers Food Warehouse	$18.43
Elkridge Corners	JV-M2	24.95%	MD	Baltimore-Towson	1990	73,529	18,345	100.0%	100.0%			—	39,571	Super Fresh	$14.66
Festival at Woodholme	JV-M2	24.95%	MD	Baltimore-Towson	1986	81,028	20,216	94.1%	94.1%			—	10,370	Trader Joe’s	$34.22
Firstfield Shopping Center	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1978	22,328	5,571	93.3%	93.3%			—	—	—	$35.13
Goshen Plaza	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1987	45,654	11,391	90.8%	90.8%			—	—	—	$19.51
King Farm Village Center	JV-RC	25%	MD	Washington-Arlington-Alexandria	2001	118,326	29,582	95.7%	95.7%			—	53,754	Safeway	$25.22
Lee Airport			MD	Baltimore-Towson	2005	106,915	106,915	77.8%	77.8%			75,000	70,260	Giant Food, (Sunrise)	NA
Mitchellville Plaza	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1991	156,125	38,953	89.1%	89.1%			—	45,100	Food Lion	$22.12
Parkville Shopping Center	JV-M2	24.95%	MD	Baltimore-Towson	1961	162,435	40,528	97.2%	97.2%			—	41,223	Super Fresh	$12.43
Southside Marketplace	JV-M2	24.95%	MD	Baltimore-Towson	1990	125,146	31,224	95.3%	95.3%			—	44,264	Shoppers Food Warehouse	$15.36
Takoma Park	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1960	106,469	26,564	98.7%	98.7%			—	63,643	Shoppers Food Warehouse	$10.20
Valley Centre	JV-M2	24.95%	MD	Baltimore-Towson	1987	247,836	61,835	95.8%	95.8%			—	—	—	$14.85
Watkins Park Plaza	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1985	113,443	28,304	95.8%	95.8%			—	43,205	Safeway	$19.16
Woodmoor Shopping Center	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1954	67,403	16,817	90.2%	90.2%			—	—	—	$24.88

			MD			1,873,759	537,602	93.6%	91.2%	94.5%	94.6%	124,000	546,197

Fenton Marketplace			MI	Flint	1999	97,224	97,224	91.4%	91.4%			—	53,739	Farmer Jack	$12.94
State Street Crossing			MI	Ann Arbor	2006	21,049	21,049	48.3%	48.3%			147,491	—	(Wal-Mart)	$22.62

			MI			118,273	118,273	83.7%	83.7%	91.4%	91.4%	147,491	53,739

Affton Plaza	JV-D	16.40%	MO	St. Louis	2000	67,760	11,113	100.0%	100.0%			—	61,218	Schnucks	$5.99
Bellerive Plaza	JV-D	16.40%	MO	St. Louis	2000	115,208	18,894	91.2%	91.2%			—	67,985	Schnucks	$9.49
Brentwood Plaza	JV-D	16.40%	MO	St. Louis	2002	60,452	9,914	100.0%	100.0%			—	51,800	Schnucks	$9.81
Bridgeton	JV-D	16.40%	MO	St. Louis	2005	70,762	11,605	100.0%	100.0%			129,802	63,482	Schnucks, (Home Depot)	$11.98
Butler Hill Centre	JV-D	16.40%	MO	St. Louis	1987	90,889	14,906	97.0%	97.0%			—	63,304	Schnucks	$10.64
Capital Crossing	JV-D	16.40%	MO	Jefferson City	2002	85,149	13,964	98.6%	98.6%			—	63,111	Schnucks	$11.14
City Plaza	JV-D	16.40%	MO	St. Louis	1998	80,149	13,144	100.0%	100.0%			—	62,348	Schnucks	$9.18
Crestwood Commons	JV-D	16.40%	MO	St. Louis	1994	67,285	11,035	100.0%	100.0%			132,463	67,285	Schnucks, (Best Buy), (Gordman’s)	$11.79
Dardenne Crossing	JV-D	16.40%	MO	St. Louis	1996	67,430	11,059	100.0%	100.0%			—	63,333	Schnucks	$10.96
Dorsett Village	JV-D	16.40%	MO	St. Louis	1998	104,217	17,092	82.7%	82.7%			35,090	59,483	Schnucks, (Orlando Gardens Banquet Center)	$10.33
Kirkwood Commons	JV-D	16.40%	MO	St. Louis	2000	467,703	76,703	100.0%	100.0%			258,000	—	Wal-Mart, (Target), (Lowe’s)	$9.40
Lake St. Louis	JV-D	16.40%	MO	St. Louis	2004	75,643	12,405	100.0%	100.0%			—	63,187	Schnucks	$12.95
O’Fallon Centre	JV-D	16.40%	MO	St. Louis	1984	71,300	11,693	90.2%	90.2%			—	55,050	Schnucks	$8.23
Plaza 94	JV-D	16.40%	MO	St. Louis	2005	66,555	10,915	97.2%	97.2%			—	52,844	Schnucks	$9.58
Richardson Crossing	JV-D	16.40%	MO	St. Louis	2000	82,994	13,611	98.6%	98.6%			—	61,494	Schnucks	$12.15
Shackelford Center	JV-D	16.40%	MO	St. Louis	2006	49,635	8,140	97.4%	97.4%			—	45,960	Schnucks	$7.41
Sierra Vista Plaza	JV-D	16.40%	MO	St. Louis	1993	74,666	12,245	100.0%	100.0%			—	56,201	Schnucks	$10.08
Twin Oaks	JV-D	16.40%	MO	St. Louis	2006	71,682	11,756	98.3%	98.3%			—	63,482	Schnucks	$12.06
University City Square	JV-D	16.40%	MO	St. Louis	1997	79,230	12,994	100.0%	100.0%			—	61,600	Schnucks	$9.17
Washington Crossing	JV-D	16.40%	MO	St. Louis	1999	117,626	19,291	95.9%	95.9%			—	56,250	Schnucks	$10.72
Wentzville Commons	JV-D	16.40%	MO	St. Louis	2000	74,205	12,170	100.0%	100.0%			106,086	61,860	Schnucks, (Home Depot)	$10.98
Wildwood Crossing	JV-D	16.40%	MO	St. Louis	1997	108,200	17,745	85.1%	85.1%			—	61,500	Schnucks	$11.49
Zumbehl Commons	JV-D	16.40%	MO	St. Louis	1990	116,682	19,136	94.2%	94.2%			—	74,672	Schnucks	$8.64

			MO			2,265,422	371,529	96.8%	96.8%	96.8%	96.8%	661,441	1,337,449

Apple Valley Square	JV-RC	25%	MN	Minneapolis-St. Paul-Bloomington	1998	184,841	46,210	97.7%	97.7%			87,437	61,736	Rainbow Foods, Jo-Ann Fabrics, (Burlington Coat Factory)	$10.90
Colonial Square	JV-M2	24.95%	MN	Minneapolis-St. Paul-Bloomington	1959	93,200	23,253	97.9%	97.9%			—	43,978	Lund’s	$16.49
Rockford Road Plaza	JV-M2	24.95%	MN	Minneapolis-St. Paul-Bloomington	1991	205,897	51,371	94.9%	94.9%			—	65,608	Rainbow Foods	$12.17

			MN			483,938	120,835	96.5%	96.5%	96.5%	96.5%	87,437	171,322

Cameron Village	JV-CCV	30%	NC	Raleigh-Cary	1949	635,918	190,775	85.3%	85.3%			—	79,830	Harris Teeter, Fresh Market	$15.63
Carmel Commons			NC	Charlotte-Gastonia-Concord	1979	132,651	132,651	100.0%	100.0%			—	14,300	Fresh Market	$16.12
Cochran Commons	JV-C2	20%	NC	Charlotte-Gastonia-Concord	2003	66,020	13,204	97.4%	97.4%			—	41,500	Harris Teeter	$15.41
Fuquay Crossing	JV-RC	25%	NC	Raleigh-Cary	2002	124,774	31,194	93.5%	93.5%			—	46,478	Kroger	$9.82
Garner Towne Square			NC	Raleigh-Cary	1998	221,776	221,776	96.4%	96.4%			273,000	57,590	Kroger, (Home Depot), (Target)	$13.08

Portfolio Summary Report By Region

March 31, 2009

Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/Sq. Ft(2)
						GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties
Glenwood Village			NC	Raleigh-Cary	1983	42,864	42,864	100.0%	100.0%			—	27,764	Harris Teeter	$13.57
Harris Crossing			NC	Burlington	2007	76,818	76,818	71.4%	71.4%			—	53,365	Harris Teeter	NA
Lake Pine Plaza			NC	Raleigh-Cary	1997	87,690	87,690	98.4%	98.4%			—	57,590	Kroger	$11.70
Maynard Crossing			NC	Raleigh-Cary	1997	122,782	122,782	95.0%	95.0%			—	55,973	Kroger	$15.14
Middle Creek Commons			NC	Raleigh-Cary	2006	73,635	73,635	79.6%	79.6%			—	49,495	Lowes Foods	$15.22
Shoppes of Kildaire	JV-M2	24.95%	NC	Raleigh-Cary	1986	148,204	36,977	92.1%	92.1%			—	18,613	Trader Joe’s	$14.86
Southpoint Crossing			NC	Durham	1998	103,128	103,128	98.6%	98.6%			—	59,160	Kroger	$15.62
Sutton Square	JV-C2	20%	NC	Raleigh-Cary	1985	101,846	20,369	80.2%	80.2%			—	24,167	—	$14.77
Woodcroft Shopping Center			NC	Durham	1984	89,833	89,833	97.0%	97.0%			—	40,832	Food Lion	$11.87

			NC			2,027,939	1,243,696	90.6%	92.4%	91.8%	94.8%	273,000	626,657

Merrimack Shopping Center			NH	Manchester-Nashua	2004	84,793	84,793	79.0%	79.0%			—	54,000	Shaw’s	$12.09

			NH			84,793	84,793	79.0%	79.0%	79.0%	79.0%	—	54,000

Plaza Square	JV-M2	24.95%	NJ	New York-Northern New Jersey-Long Island	1990	103,842	25,909	97.6%	97.6%			—	60,000	Shop Rite	$21.98
Haddon Commons	JV-M2	24.95%	NJ	Philadelphia-Camden-Wilmington	1985	52,640	13,134	93.4%	93.4%			—	34,240	Acme Markets	$5.19

			NJ			156,482	39,042	96.2%	96.2%	96.2%	96.2%	—	94,240

Anthem Highlands Shopping Center			NV	Las Vegas-Paradise	2004	93,516	93,516	84.5%	84.5%			—	53,963	Albertsons	$15.03
Deer Springs Town Center			NV	Las Vegas-Paradise	2007	338,488	338,488	76.7%	76.7%			132,360	—	(Target), Home Depot, Toys “R” Us	NA
Centennial Crossroads Plaza	JV-M	25.00%	NV	Las Vegas-Paradise	2002	99,064	24,766	93.4%	93.4%			154,000	55,256	Von’s Food & Drug, (Target)	$11.58

			NV			531,068	456,770	81.2%	79.2%	89.1%	86.3%	286,360	109,219

Beckett Commons			OH	Cincinnati-Middletown	1995	121,498	121,498	100.0%	100.0%			—	70,815	Kroger	$10.08
Cherry Grove			OH	Cincinnati-Middletown	1997	195,513	195,513	96.1%	96.1%			—	66,336	Kroger	$10.23
East Pointe			OH	Columbus	1993	86,503	86,503	100.0%	100.0%			—	59,120	Kroger	$10.74
Hyde Park			OH	Cincinnati-Middletown	1995	396,810	396,810	96.1%	96.1%			—	169,267	Kroger, Biggs	$13.71
Indian Springs Market Center	JV-RRP	20%	OH	Cincinnati-Middletown	2005	146,116	29,223	100.0%	100.0%			203,000	—	Kohl’s, (Wal-Mart Supercenter)	$5.09
Kingsdale Shopping Center			OH	Columbus	1999	266,878	266,878	44.0%	44.0%			—	56,006	Giant Eagle	$14.23
Kroger New Albany Center			OH	Columbus	1999	91,722	91,722	93.2%	93.2%			—	63,805	Kroger	$11.76
Maxtown Road (Northgate)			OH	Columbus	1996	85,100	85,100	100.0%	100.0%			90,000	62,000	Kroger, (Home Depot)	$10.88
Park Place Shopping Center			OH	Columbus	1988	106,832	106,832	58.9%	58.9%			—	—	—	$9.62
Red Bank Village			OH	Cincinnati-Middletown	2006	186,160	186,160	81.5%	81.5%			—	—	Wal-Mart	$4.99
Regency Commons			OH	Cincinnati-Middletown	2004	30,770	30,770	80.5%	80.5%			—	—	—	$23.42
Shoppes at Mason			OH	Cincinnati-Middletown	1997	80,800	80,800	96.5%	96.5%			—	56,800	Kroger	$10.17
Sycamore Crossing & Sycamore Plaza	JV-RRP	20.00%	OH	Cincinnati-Middletown	1966	390,957	78,191	87.8%	87.8%			—	25,723	Fresh Market, Macy’s Furniture Gallery, Toys ‘R Us, Dick’s Sporting Goods	$16.65
Wadsworth Crossing			OH	Cleveland-Elyria-Mentor	2005	108,170	108,170	83.3%	83.3%			336,263	—	(Kohl’s), (Lowe’s), (Target)	$13.27
Westchester Plaza			OH	Cincinnati-Middletown	1988	88,181	88,181	96.9%	96.9%			—	66,523	Kroger	$9.88
Windmiller Plaza Phase I			OH	Columbus	1997	140,437	140,437	97.5%	97.5%			—	101,428	Kroger	$8.45

			OH			2,522,447	2,092,789	86.6%	85.7%	87.2%	86.3%	629,263	797,823

Corvallis Market Center			OR	Corvallis	2006	84,531	84,531	85.8%	85.8%			—	—	—	$16.50
Greenway Town Center	JV-M2	24.95%	OR	Portland-Vancouver-Beaverton	1979	93,101	23,229	98.1%	98.1%			—	37,500	Unified Western Grocers	$12.63
Hillsboro Market Center	JV-M	25%	OR	Portland-Vancouver-Beaverton	2000	148,051	37,013	94.0%	94.0%			—	57,370	Albertsons	$14.00
Hillsboro—Sports Authority/Best Buy			OR	Portland-Vancouver-Beaverton	2006	76,483	76,483	100.0%	100.0%			—	—	Sports Authority	$27.45
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	1988	148,967	148,967	98.2%	98.2%			—	41,132	Safeway	$14.58
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	1999	87,966	87,966	98.6%	98.6%			—	55,227	Safeway	$11.03
Sherwood Market Center			OR	Portland-Vancouver-Beaverton	1995	124,259	124,259	99.0%	99.0%			—	49,793	Albertsons	$17.89
Sunnyside 205			OR	Portland-Vancouver-Beaverton	1988	52,710	52,710	100.0%	100.0%			—	—	—	$21.55
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	2006	71,000	71,000	100.0%	100.0%			—	56,500	Whole Foods	$25.03
Walker Center			OR	Portland-Vancouver-Beaverton	1987	89,610	89,610	100.0%	100.0%			—	—	Sports Authority	$17.19

			OR			976,678	795,767	97.1%	97.5%	98.2%	98.9%	—	297,522

Allen Street Shopping Center	JV-M2	24.95%	PA	Allentown-Bethlehem-Easton	1958	46,228	11,534	96.7%	96.7%			—	22,075	Ahart Market	$12.47
City Avenue Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1960	159,036	39,679	94.2%	94.2%			—	—	—	$17.28
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	1960	219,337	219,337	90.2%	90.2%			—	11,100	Trader Joe’s	$23.78
Hershey			PA	Harrisburg-Carlisle	2000	6,000	6,000	100.0%	100.0%			—	—	—	$27.64
Kulpsville Village Center			PA	Philadelphia-Camden-Wilmington	2006	14,820	14,820	100.0%	100.0%			—	—	—	NA
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	2007	86,782	86,782	62.9%	62.9%			133,000	—	(Target), Sports Authority	NA
Mayfair Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1988	112,276	28,013	86.8%	86.8%			—	25,673	Shop ‘N Bag	$15.90
Mercer Square Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1988	91,400	22,804	92.1%	92.1%			—	50,708	Genuardi’s	$18.96
Newtown Square Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1970	146,893	36,650	91.1%	91.1%			—	56,226	Acme Markets	$14.83
Silver Spring Square	JV-RRP	20.00%	PA	Harrisburg-Carlisle	2005	314,449	62,890	95.9%	95.9%			139,377	130,000	Wegmans, (Target)	$14.98
Stefko Boulevard Shopping Center	JV-M2	24.95%	PA	Allentown-Bethlehem-Easton	1976	133,824	33,389	88.1%	88.1%			—	73,000	Valley Farm Market	$7.05
Warwick Square Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1999	89,680	22,375	96.5%	96.5%			—	50,658	Genuardi’s	$17.14

			PA			1,420,725	584,273	90.7%	87.6%	92.5%	91.7%	272,377	419,440

Buckwalter Village			SC	Hilton Head Island-Beaufort	2006	59,602	59,602	88.3%	88.3%			—	45,600	Publix	$13.50
Fairview Market	JV-M	25%	SC	Greenville	1998	53,888	13,472	97.4%	97.4%			—	37,888	Publix	$10.99
Merchants Village	JV-M	25%	SC	Charleston-North Charleston	1997	79,724	19,931	97.0%	97.0%			—	37,888	Publix	$13.17
Murray Landing	JV-M3	25%	SC	Columbia	2003	64,359	16,090	97.8%	97.8%			—	44,840	Publix	$12.35
Orangeburg			SC	Charleston-North Charleston	2006	14,820	14,820	100.0%	100.0%			—	—	—	$23.01
Queensborough Shopping Center	JV-O	50%	SC	Charleston-North Charleston	1993	82,333	41,167	100.0%	100.0%			—	65,796	Publix	$10.13
Surfside Beach Commons	JV-C2	20%	SC	Myrtle Beach-Conway-North Myrtle Beach	1999	59,881	11,976	94.5%	94.5%			—	46,624	Bi-Lo	$11.73

			SC			414,607	177,057	96.3%	94.9%	97.6%	98.3%	—	278,636

Collierville Crossing	JV-D	16%	TN	Memphis	2004	86,065	14,115	96.2%	96.2%			125,500	63,193	Schnucks, (Target)	$12.40
Dickson Tn			TN	Nashville-Davidson- Murfreesboro	1998	10,908	10,908	100.0%	100.0%			—	—	—	$20.35
Harding Place			TN	Nashville-Davidson- Murfreesboro	2004	4,848	4,848	0.0%	0.0%			177,000	—	(Wal-Mart)	NA
Harpeth Village Fieldstone			TN	Nashville-Davidson- Murfreesboro	1998	70,091	70,091	100.0%	100.0%			—	55,377	Publix	$13.50

Portfolio Summary Report By Region

March 31, 2009

Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/Sq. Ft(2)
						GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties
Lebanon Center			TN	Nashville-Davidson- Murfreesboro	2006	63,801	63,801	75.9%	75.9%			—	45,600	Publix	$12.14
Nashboro Village			TN	Nashville-Davidson- Murfreesboro	1998	86,811	86,811	96.8%	96.8%			—	61,224	Kroger	$10.57
Northlake Village I & II			TN	Nashville-Davidson - Murfreesboro	1988	137,807	137,807	85.3%	85.3%			—	64,537	Kroger	$12.99
Peartree Village			TN	Nashville-Davidson- Murfreesboro	1997	109,904	109,904	97.9%	97.9%			—	60,647	Harris Teeter	$17.71

			TN			570,235	498,285	91.4%	90.7%	93.4%	92.9%	302,500	350,578

Alden Bridge			TX	Houston-Baytown-Sugar Land	1998	138,953	138,953	95.4%	95.4%			—	67,768	Kroger	$16.80
Atascocita Center			TX	Houston-Baytown-Sugar Land	2003	97,240	97,240	94.3%	94.3%			—	65,740	Kroger	$10.10
Bethany Park Place			TX	Dallas-Fort Worth-Arlington	1998	98,906	98,906	98.0%	98.0%			—	83,214	Kroger	$11.16
Cochran’s Crossing			TX	Houston-Baytown-Sugar Land	1994	138,192	138,192	94.2%	94.2%			—	63,449	Kroger	$16.02
Cooper Street			TX	Dallas-Fort Worth-Arlington	1992	133,196	133,196	90.8%	90.8%			102,950	—	(Home Depot)	$10.58
Fort Bend Center			TX	Houston-Baytown-Sugar Land	2000	30,164	30,164	92.1%	92.1%			67,106	67,106	(Kroger)	$16.67
Hancock			TX	Austin-Round Rock	1998	410,438	410,438	95.7%	95.7%			—	90,217	H.E.B., Sears	$12.64
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	2006	28,134	28,134	24.4%	24.4%			81,264	81,264	(Kroger)	$23.30
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	1991	14,530	14,530	100.0%	100.0%			—	—	—	$33.87
Highland Village			TX	Dallas-Fort Worth-Arlington	2005	351,635	351,635	79.6%	79.6%			—	—	AMC Theater	$26.07
Indian Springs Center	JV-O	50%	TX	Houston-Baytown-Sugar Land	2003	136,625	68,313	96.0%	96.0%			—	79,000	H.E.B.	$18.49
Keller Town Center			TX	Dallas-Fort Worth-Arlington	1999	114,937	114,937	93.1%	93.1%			—	63,631	Tom Thumb	$14.15
Kleinwood Center	JV-M3	25%	TX	Houston-Baytown-Sugar Land	2003	148,964	37,241	84.6%	84.6%			—	80,925	H.E.B.	$16.55
Kleinwood Center II			TX	Houston-Baytown-Sugar Land	2005	45,000	45,000	100.0%	100.0%			45,000	—	(LA Fitness)	$16.50
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	2002	56,674	56,674	93.9%	93.9%			62,804	62,804	(Albertsons)	$22.74
Main Street Center	JV-M2	24.95%	TX	Dallas-Fort Worth-Arlington	2002	42,754	10,667	74.8%	74.8%			62,322	62,322	(Albertsons)	$20.68
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	1990	96,353	96,353	98.8%	98.8%			—	64,228	Tom Thumb	$17.96
Market at Round Rock			TX	Austin-Round Rock	1987	123,046	123,046	60.8%	60.8%			—	—	—	$18.11
Memorial Collection Shopping Center	JV-M2	24.95%	TX	Houston-Baytown-Sugar Land	1974	103,330	25,781	97.5%	97.5%			—	53,993	Randall’s Food	$14.54
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	1987	120,321	120,321	98.3%	98.3%			—	48,525	Tom Thumb	$14.60
North Hills			TX	Austin-Round Rock	1995	144,020	144,020	93.7%	93.7%			—	60,465	H.E.B.	$17.89
Panther Creek			TX	Houston-Baytown-Sugar Land	1994	165,560	165,560	93.3%	93.3%			—	65,800	Randall’s Food	$16.53
Preston Park			TX	Dallas-Fort Worth-Arlington	1985	239,333	239,333	89.7%	89.7%			—	53,118	Tom Thumb	$24.87
Prestonbrook			TX	Dallas-Fort Worth-Arlington	1998	91,537	91,537	97.2%	97.2%			—	63,636	Kroger	$13.40
Prestonwood Park			TX	Dallas-Fort Worth-Arlington	1999	101,167	101,167	68.1%	68.1%			62,322	62,322	(Albertsons)	$19.08
Rockwall Town Center			TX	Dallas-Fort Worth-Arlington	2004	46,095	46,095	100.0%	100.0%			73,770	57,017	(Kroger)	$22.44
Shiloh Springs			TX	Dallas-Fort Worth-Arlington	1998	110,040	110,040	94.7%	94.7%			—	60,932	Kroger	$14.42
Signature Plaza			TX	Dallas-Fort Worth-Arlington	2004	32,414	32,414	54.9%	54.9%			61,962	61,962	(Kroger)	$23.52
Sterling Ridge			TX	Houston-Baytown-Sugar Land	2000	128,643	128,643	100.0%	100.0%			—	63,373	Kroger	$17.65
Sweetwater Plaza	JV-C	20%	TX	Houston-Baytown-Sugar Land	2000	134,045	26,809	95.3%	95.3%			—	65,241	Kroger	$15.97
Trophy Club			TX	Dallas-Fort Worth-Arlington	1999	106,507	106,507	89.7%	89.7%			—	63,654	Tom Thumb	$13.25
Waterside Marketplace			TX	Houston-Baytown-Sugar Land	2007	24,859	24,859	60.7%	60.7%			102,984	102,984	(Kroger)	$23.56
Weslayan Plaza East	JV-M2	24.95%	TX	Houston-Baytown-Sugar Land	1969	169,693	42,338	100.0%	100.0%			—	—	—	$13.75
Weslayan Plaza West	JV-M2	24.95%	TX	Houston-Baytown-Sugar Land	1969	186,069	46,424	92.7%	92.7%			—	51,960	Randall’s Food	$16.37
Westwood Village			TX	Houston-Baytown-Sugar Land	2006	183,459	183,459	84.6%	84.6%			126,874	—	(Target)	$15.54
Woodway Collection	JV-M2	24.95%	TX	Houston-Baytown-Sugar Land	1974	111,165	27,736	86.9%	86.9%			—	56,596	Randall’s Food	$15.14

			TX			4,403,998	3,656,662	90.1%	89.6%	92.0%	91.9%	849,358	1,923,246

601 King Street	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1980	8,349	2,083	79.2%	79.2%			—	—	—	$49.02
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	2000	91,905	91,905	98.5%	98.5%			—	48,999	Giant Food	$21.54
Ashburn Farm Village Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1996	88,897	22,180	97.3%	97.3%			—	57,030	Shoppers Food Warehouse	$14.12
Braemar Shopping Center	JV-RC	25%	VA	Washington-Arlington-Alexandria	2004	96,439	24,110	95.9%	95.9%			—	57,860	Safeway	$17.89
Centre Ridge Marketplace	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1996	104,100	25,973	100.0%	100.0%			—	55,138	Shoppers Food Warehouse	$16.48
Cheshire Station			VA	Washington-Arlington-Alexandria	2000	97,156	97,156	98.8%	98.8%			—	55,163	Safeway	$16.46
Culpeper Colonnade			VA	Culpeper	2006	143,725	143,725	93.3%	93.3%			127,307	—	(Target)	$16.05
Fairfax Shopping Center			VA	Washington-Arlington-Alexandria	1955	85,482	85,482	78.8%	78.8%			—	—	—	$13.94
Festival at Manchester Lakes	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1990	165,130	41,200	98.5%	98.5%			—	65,000	Shoppers Food Warehouse	$22.67
Fortuna Center Plaza	JV-RRP	20.00%	VA	Washington-Arlington-Alexandria	2004	90,131	18,026	100.0%	100.0%			123,735	66,870	Shoppers Food Warehouse, (Target)	$13.96
Fox Mill Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1977	103,269	25,766	100.0%	100.0%			—	49,837	Giant Food	$20.30
Gayton Crossing	JV-M2	24.95%	VA	Richmond	1983	156,917	39,151	94.6%	94.6%			—	38,408	Ukrop’s	$13.34
Greenbriar Town Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1972	343,006	85,580	98.1%	98.1%			—	62,319	Giant Food	$21.31
Hanover Village Shopping Center	JV-M2	24.95%	VA	Richmond	1971	96,146	23,988	83.3%	83.3%			—	—	—	$9.05
Hollymead Town Center	JV-C2	20.00%	VA	Charlottesville	2004	153,739	30,748	96.1%	96.1%			142,500	60,607	Harris Teeter, (Target)	$19.93
Kamp Washington Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1960	71,825	17,920	95.8%	95.8%			—	—	—	$32.77
Kings Park Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1966	74,702	18,638	100.0%	100.0%			—	28,161	Giant Food	$23.54
Lorton Station Marketplace	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	132,445	26,489	95.0%	95.0%			—	63,000	Shoppers Food Warehouse	$18.65
Lorton Town Center	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	51,807	10,361	91.3%	91.3%			—	—	—	$28.39
Market at Opitz Crossing			VA	Washington-Arlington-Alexandria	2003	149,791	149,791	82.4%	82.4%			—	51,922	Safeway	$14.93
Saratoga Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1977	113,013	28,197	97.8%	97.8%			—	55,713	Giant Food	$15.98
Shops at County Center			VA	Washington-Arlington-Alexandria	2005	96,694	96,694	98.8%	98.8%			—	52,409	Harris Teeter	$20.53
Signal Hill	JV-C2	20.00%	VA	Washington-Arlington-Alexandria	2004	95,172	19,034	96.2%	96.2%			—	67,470	Shoppers Food Warehouse	$18.21
Stonewall			VA	Washington-Arlington-Alexandria	2007	293,744	293,744	91.2%	91.2%			—	140,000	Wegmans	$14.30
Town Center at Sterling Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1980	190,069	47,422	95.7%	95.7%			—	46,935	Giant Food	$17.77
Village Center at Dulles	JV-C	20%	VA	Washington-Arlington-Alexandria	1991	298,271	59,654	97.7%	97.7%			—	48,424	Shoppers Food Warehouse, Gold’s Gym	$20.57
Village Shopping Center	JV-M2	24.95%	VA	Richmond	1948	111,177	27,739	100.0%	100.0%			—	45,023	Ukrop’s	$17.85
Willston Centre I	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1952	105,376	26,291	93.8%	93.8%			—	—	—	$20.93
Willston Centre II	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1986	127,449	31,799	96.2%	96.2%			140,984	42,491	Safeway, (Target)	$18.24

			VA			3,735,926	1,610,846	95.2%	93.4%	95.7%	94.0%	534,526	1,258,779

Portfolio Summary Report By Region

March 31, 2009

Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/Sq. Ft(2)
						GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties
Aurora Marketplace	JV-M2	24.95%	WA	Seattle-Tacoma-Bellevue	1991	106,921	26,677	94.7%	94.7%			—	48,893	Safeway	$15.05
Cascade Plaza	JV-C	20%	WA	Seattle-Tacoma-Bellevue	1999	211,072	42,214	97.1%	97.1%			—	49,440	Safeway	$11.67
Eastgate Plaza	JV-M2	24.95%	WA	Seattle-Tacoma-Bellevue	1956	78,230	19,518	100.0%	100.0%			—	28,775	Albertsons	$21.22
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	1985	17,253	17,253	88.4%	88.4%			—	—	—	$29.50
Lynnwood - H Mart			WA	Seattle-Tacoma-Bellevue	2007	—	—	0.0%	0.0%			—	—	—	NA
Orchards Market Center I	JV-RRP	20%	WA	Portland-Vancouver-Beaverton	2004	100,663	20,133	100.0%	100.0%			—	—	Sportsman’s Warehouse	$12.51
Orchards Market Center II			WA	Portland-Vancouver-Beaverton	2005	77,478	77,478	89.9%	89.9%			—	—	LA Fitness	$17.79
Overlake Fashion Plaza	JV-M2	24.95%	WA	Seattle-Tacoma-Bellevue	1987	80,555	20,098	100.0%	100.0%			230,300	—	(Sears)	$21.99
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	1989	102,953	102,953	96.4%	96.4%			—	40,982	Quality Foods	$19.02
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	1992	101,289	101,289	96.1%	96.1%			55,000	55,000	(Safeway)	$23.42
Southcenter			WA	Seattle-Tacoma-Bellevue	1990	58,282	58,282	88.4%	88.4%			111,900	—	(Target)	$32.90
Thomas Lake			WA	Seattle-Tacoma-Bellevue	1998	103,872	103,872	96.1%	96.1%			—	50,065	Albertsons	$14.94

			WA			1,038,568	589,768	96.1%	94.7%	96.6%	95.5%	397,200	273,155

Racine Centre Shopping Center	JV-M2	24.95%	WI	Racine	1988	135,827	33,889	98.2%	98.2%			—	50,979	Piggly Wiggly	$7.38
Whitnall Square Shopping Center	JV-M2	24.95%	WI	Milwaukee-Waukesha-West Allis	1989	133,301	33,259	97.2%	97.2%			—	69,090	Pick ‘N’ Save	$7.53

			WI			269,128	67,147	97.7%	97.7%	97.7%	97.7%	—	120,069

Regency Centers Total						46,786,906	29,709,825	91.8%	90.6%	93.6%	93.3%	8,553,298	17,883,986

(1)	Major Tenants are the grocer anchor and any tenant over 40,000 square feet. Tenants in parenthesis own their own GLA.
(2)	Average Base Rent/Sq. Ft. does not include ground leases.

JV-C: Co-investment Partnership with Oregon

JV-C2: Co-investment Partnership with Oregon

JV-CCV: Co-investment Partnership with Oregon

JV-RC: Co-investment Partnership with CalSTRS

JV-M: Co-investment Partnership with Macquarie

JV-MD: Co-investment Partnership with Macquarie

JV-M2: Co-investment Partnership with Macquarie

JV-M3: Co-investment Partnership with Macquarie

JV-RRP: Regency Retail Partners (open-end fund)

JV-D: Co-investment Partnership with Macquarie and DESCO

JV-O: Other, single property Co-investment Partnerships

Properties managed by Regency, but not owned

Bear Creek Village Center	CA	Riverside-San Bernardino-Ontario	75,220
Campus Marketplace	CA	San Diego-Carlsbad-San Marcos	144,289
Lynnhaven	FL	Panama City-Lynn Haven	63,871
Palm Harbor Shopping Village	FL	Palm Coast	166,041
Pebblebrook Plaza	FL	Naples-Marco Island	76,767
Buckhead Crossing	GA	Atlanta-Sandy Springs-Marietta	221,874
Orchard Square	GA	Atlanta-Sandy Springs-Marietta	93,222
Powers Ferry Kroger	GA	Atlanta-Sandy Springs-Marietta	45,528
Heritage Plaza - Chicago	IL	Chicago-Naperville-Joliet	128,871
Franklin Square	KY	Frankfort	203,317
Regency Milford Center	OH	Cincinnati-Middletown	108,923
Cherry Park Market	OR	Portland-Vancouver-Beaverton	113,518

Total square footage managed by Regency, but not owned			1,441,441

Significant Tenant Rents – Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

March 31, 2009

Tenant	Tenant GLA(1)	% of Company- Owned GLA (1)	Total Annualized Base Rent(2)	% of Total Annualized Base Rent(2)	# of Leased Stores	# of Leased Stores in JV
Kroger	2,476,841	8.61%	$23,526,157	5.51%	48	9
Publix	1,871,178	6.51%	16,989,717	3.98%	56	21
Safeway	1,640,872	5.71%	15,865,207	3.72%	57	32
Supervalu	950,472	3.30%	11,042,550	2.59%	31	17
CVS	459,135	1.60%	6,877,223	1.61%	50	23
Blockbuster Video	290,621	1.01%	6,217,572	1.46%	73	26
TJX Companies	421,255	1.46%	4,267,302	1.00%	25	13
Wells Fargo Bank	69,976	0.24%	3,736,477	0.88%	53	28
Starbucks	102,916	0.36%	3,551,371	0.83%	91	36
PETCO	176,951	0.62%	3,299,117	0.77%	22	12
Sears Holdings	435,225	1.51%	3,296,350	0.77%	14	8
Walgreens	193,323	0.67%	2,986,861	0.70%	19	7
Rite Aid	213,293	0.74%	2,888,318	0.68%	27	15
Schnucks	309,522	1.08%	2,695,784	0.63%	31	31
Bank of America	68,836	0.24%	2,676,075	0.63%	32	14
Ross Dress For Less	181,100	0.63%	2,664,734	0.62%	14	10
Hallmark	145,063	0.50%	2,557,236	0.60%	52	26
Subway	87,004	0.30%	2,503,714	0.59%	107	51
H.E.B.	210,413	0.73%	2,499,163	0.59%	4	2
JPMorgan Chase Bank	66,791	0.23%	2,472,973	0.58%	27	8
The UPS Store	92,699	0.32%	2,344,109	0.55%	99	44
Whole Foods	109,613	0.38%	2,321,210	0.54%	5	3
Harris Teeter	182,108	0.63%	2,315,621	0.54%	7	4
Best Buy	113,280	0.39%	2,310,476	0.54%	7	4
Michael’s	190,496	0.66%	2,294,054	0.54%	12	4
PetSmart	149,326	0.52%	2,276,767	0.53%	11	6
Staples	147,312	0.51%	2,224,514	0.52%	12	6
Sports Authority	129,427	0.45%	2,211,673	0.52%	4	1
Target	268,864	0.93%	2,186,323	0.51%	3	1
Ahold	191,645	0.67%	2,166,951	0.51%	10	8
Stater Bros.	139,961	0.49%	2,122,914	0.50%	4	1

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent(2)
Safeway Total	$125,300
Kroger Total	34,450
Supervalu Total	10,625
Schnucks Total	6,560

		# of Tenant- Owned Stores	# of Stores including Tenant- Owned
GLA owned and occupied by the anchor not included above:
Target	1,949,246	21	24
Kroger	679,300	9	57
Safeway	314,000	6	63
Sears Holdings	57,435	1	15
Supervalu	72,514	3	34
Publix	62,771	1	57

	3,135,266

(1)	GLA includes only Regency’s pro-rata share of GLA in unconsolidated co-investment partnerships.
(2)	Annualized Base Rent includes only Regency’s pro-rata share of rent from unconsolidated co-investment partnerships.

Significant Tenant Rents – Wholly Owned and 100% of Co-investment Partnerships

March 31, 2009

Tenant	Tenant GLA(1)	% of Company- Owned GLA (1)	Total Annualized Base Rent(2)	% of Total Annualized Base Rent(2)	# of Leased Stores	# of Leased Stores in JV
Safeway	2,984,785	6.55%	$30,460,181	4.54%	57	32
Kroger	2,818,345	6.19%	$25,408,646	3.79%	48	9
Publix	2,567,406	5.64%	$23,331,360	3.48%	56	21
Supervalu	1,605,782	3.53%	$17,769,171	2.65%	31	17
Schnucks	1,887,329	4.14%	$16,437,709	2.45%	31	31
CVS	718,350	1.58%	$11,013,181	1.64%	50	23
Blockbuster Video	400,258	0.88%	$8,533,283	1.27%	73	26
TJX Companies	695,007	1.53%	$7,095,552	1.06%	25	13
Wells Fargo Bank	122,755	0.27%	$6,227,105	0.93%	53	28
PETCO	313,537	0.69%	$5,967,410	0.89%	22	12
Ross Dress For Less	400,851	0.88%	$5,627,339	0.84%	14	10
Starbucks	148,349	0.33%	$5,096,426	0.76%	91	36
Ahold	472,690	1.04%	$4,765,993	0.71%	10	8
Sears Holdings	596,196	1.31%	$4,711,038	0.70%	14	8
Rite Aid	383,940	0.84%	$4,595,140	0.69%	27	15
Bank of America	97,463	0.21%	$4,167,112	0.62%	32	14
Hallmark	239,697	0.53%	$4,100,892	0.61%	52	26
Walgreens	263,496	0.58%	$4,084,965	0.61%	19	7
Subway	141,311	0.31%	$3,961,942	0.59%	107	51
24 Hour Fitness	198,706	0.44%	$3,940,020	0.59%	6	4
Whole Foods	182,066	0.40%	$3,923,052	0.58%	5	3
Target	355,430	0.78%	$3,917,636	0.58%	3	1
Harris Teeter	315,760	0.69%	$3,884,755	0.58%	7	4
H.E.B.	310,607	0.68%	$3,874,163	0.58%	4	2
PetSmart	248,696	0.55%	$3,680,315	0.55%	11	6
Staples	249,021	0.55%	$3,531,887	0.53%	12	6
The UPS Store	141,308	0.31%	$3,525,505	0.53%	99	44
Best Buy	170,259	0.37%	$3,494,338	0.52%	7	4
JPMorgan Chase Bank	90,480	0.20%	$3,426,636	0.51%	27	8

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent(2)
Safeway Total	$332,000
Kroger Total	44,200
Supervalu Total	42,500
Schnucks Total	40,000

		# of Tenant- Owned Stores	# of Stores including Tenant- Owned
GLA owned and occupied by the anchor not included above:
Target	2,790,406	21	24
Kroger	727,332	9	57
Safeway	314,000	6	63
Sears Holdings	230,200	1	15
Supervalu	101,721	3	34
Publix	62,771	1	57

	4,226,430

(1)	GLA includes 100% of the GLA in unconsolidated co-investment partnerships.
(2)	Total Annualized Base Rent includes 100% of the base rent in unconsolidated co-investment partnerships.

Tenant Lease Expirations

March 31, 2009

All Tenants
		Regency’s Pro-Rata Share				Co-investment Partnerships at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	285,595	1.1%	$4,795,228	1.1%	$16.79	488,162	1.2%	$8,035,219	1.2%
2009	1,899,268	7.5%	36,772,230	8.6%	19.36	3,125,506	7.6%	59,670,849	8.9%
2010	2,395,962	9.5%	45,899,182	10.8%	19.16	3,928,764	9.6%	72,176,590	10.8%
2011	2,918,590	11.6%	52,196,192	12.2%	17.88	4,331,447	10.6%	79,168,302	11.8%
2012	3,222,458	12.8%	59,608,457	14.0%	18.50	4,952,982	12.1%	90,395,317	13.5%
2013	2,530,599	10.0%	49,186,076	11.5%	19.44	4,327,238	10.6%	76,595,819	11.4%
2014	1,125,702	4.5%	20,317,217	4.8%	18.05	1,866,347	4.6%	32,904,915	4.9%
2015	687,679	2.7%	11,528,649	2.7%	16.76	1,342,321	3.3%	22,299,935	3.3%
2016	724,359	2.9%	12,419,009	2.9%	17.14	1,642,679	4.0%	25,068,867	3.7%
2017	1,243,896	4.9%	21,692,906	5.1%	17.44	2,106,076	5.1%	35,008,322	5.2%
2018	1,301,595	5.2%	20,318,081	4.8%	15.61	2,001,032	4.9%	30,158,867	4.5%

10 Year Total	18,335,700	72.6%	334,733,226	78.5%	18.26	30,112,554	73.4%	531,483,003	79.3%

Thereafter	6,924,532	27.4%	91,886,496	21.5%	13.27	10,893,788	26.6%	139,126,059	20.7%

	25,260,232	100.0%	$426,619,722	100.0%	$16.89	41,006,342	100.0%	$670,609,062	100.0%

Anchor Tenants(3)
		Regency’s Pro-Rata Share				Co-investment Partnerships at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	36,082	0.3%	$240,000	0.2%	$6.65	36,082	0.2%	$240,000	0.1%
2009	492,486	3.7%	4,594,901	3.3%	9.33	887,223	3.9%	9,901,137	4.2%
2010	619,952	4.6%	5,045,650	3.6%	8.14	1,151,725	5.1%	9,472,488	4.0%
2011	1,028,681	7.6%	7,582,693	5.4%	7.37	1,417,704	6.2%	11,298,597	4.8%
2012	1,228,402	9.1%	11,867,233	8.5%	9.66	1,885,743	8.3%	18,082,536	7.7%
2013	794,247	5.9%	6,735,901	4.8%	8.48	1,727,715	7.6%	14,568,966	6.2%
2014	484,930	3.6%	4,466,971	3.2%	9.21	816,689	3.6%	7,895,368	3.4%
2015	406,841	3.0%	4,516,585	3.2%	11.10	833,469	3.7%	9,154,713	3.9%
2016	433,144	3.2%	4,811,093	3.4%	11.11	1,031,108	4.5%	10,709,122	4.6%
2017	738,317	5.5%	8,816,859	6.3%	11.94	1,444,601	6.4%	17,844,782	7.6%
2018	866,534	6.4%	9,455,065	6.8%	10.91	1,396,358	6.1%	15,049,162	6.4%

10 Year Total	7,129,617	52.9%	68,132,951	48.7%	9.56	12,628,417	55.6%	124,216,870	53.1%

Thereafter	6,358,484	47.1%	71,731,369	51.3%	11.28	10,090,665	44.4%	109,866,474	46.9%

	13,488,102	100.0%	$139,864,319	100.0%	$10.37	22,719,082	100.0%	$234,083,344	100.0%

Reflects in place leases as of March 31, 2009, assuming that no tenants exercise renewal options.

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(3)	Anchor tenants represent any tenant greater than 20,000 square feet.

Tenant Lease Expiration

March 31, 2009

Inline Tenants
	Regency’s Pro-Rata Share					Co-investment Partnerships at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro- Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	249,513	2.1%	$4,555,228	1.6%	$18.26	452,080	2.5%	$7,795,219	1.8%
2009	1,406,782	12.0%	32,177,329	11.2%	22.87	2,238,283	12.2%	49,769,712	11.4%
2010	1,776,009	15.1%	40,853,532	14.2%	23.00	2,777,039	15.2%	62,704,102	14.4%
2011	1,889,909	16.1%	44,613,499	15.6%	23.61	2,913,743	15.9%	67,869,705	15.5%
2012	1,994,056	16.9%	47,741,224	16.6%	23.94	3,067,239	16.8%	72,312,781	16.6%
2013	1,736,352	14.7%	42,450,174	14.8%	24.45	2,599,523	14.2%	62,026,853	14.2%
2014	640,772	5.4%	15,850,246	5.5%	24.74	1,049,658	5.7%	25,009,548	5.7%
2015	280,837	2.4%	7,012,064	2.4%	24.97	508,852	2.8%	13,145,223	3.0%
2016	291,215	2.5%	7,607,917	2.7%	26.12	611,571	3.3%	14,359,745	3.3%
2017	505,579	4.3%	12,876,046	4.5%	25.47	661,475	3.6%	17,163,540	3.9%
2018	435,060	3.7%	10,863,016	3.8%	24.97	604,674	3.3%	15,109,705	3.5%

10 Year Total	11,206,083	95.2%	266,600,275	93.0%	23.79	17,484,137	95.6%	407,266,133	93.3%

Thereafter	566,048	4.8%	20,155,128	7.0%	35.61	803,123	4.4%	29,259,585	6.7%

	11,772,130	100.0%	$286,755,403	100.0%	$24.36	18,287,260	100.0%	$436,525,718	100.0%

Reflects in place leases as of March 31, 2009, assuming that no tenants exercise renewal options.

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Earnings and Valuation Guidance

March 31, 2009

	Annual Guidance			Quarterly
($000s except per share numbers)	2007A	2008A	2009E	1Q09A	2Q09E
FFO / Share (for actuals please see related press release)			$3.03 – $3.28	$0.78	$.74 – $.79
Operating Portfolio – Wholly-owned and Regency’s pro-rata share of co-investment partnerships
Occupancy at period end	95.0%	93.8%	92.0% – 93.0%	93.3%
Same store growth	3.0%	2.6%	(5.0)% – (3.0)%	-2.0%
Rental rate growth	13.0%	10.6%	(2.0)% – 2.0%	0.9%
Percentage Rent – Consolidated Only	$4,678	$4,260	$3,000 – $4,000	$700
Recovery Rate – Consolidated Only	78.5%	79.4%	74% – 76%	76.9%
Investment Activity
Acquisitions – consolidated	$105,984	$0	$0	$0
Cap rate	6.0%	0.0%	0.0%	0.0%
JV Acquisitions – 3rd Party (gross $)	$507,850	$121,775	$0 – $200,000	$0
Cap rate	6.4%	6.5%	9.0% – 9.5%	0.0%
REG % ownership	17%	20%	20%	0%
JV Acquisitions – REG contributions (gross $)	$126,375	$157,894	$0 – $200,000	$0
Cap rate	6.2%	7.0%	8.25% – 8.75%	0.0%
REG % ownership	20%	20%	20% – 25%	0%
Dispositions – op. properties (REG Pro-Rata)	$82,110	$64,313	$50,000 – $225,000	$8,825
Cap rate (average)	7.2%	7.9%	8.75% – 9.0%	7.5%
Development starts	$378,831	$176,891	$10,000 – $50,000	$0
Development stabilizations – net costs	$326,555	$102,888	$60,000 – $108,000	$32,525
NOI yield on stabilizations (net dev costs)	9.0%	10.3%	7.6% – 8.6%	8.6%
Development stabilizations – total costs after outparcel allocation	$352,784	$111,250	$66,000 – $117,000	$35,163
NOI yield on costs after outparcel allocation	8.3%	9.5%	7.1% – 7.9%	7.9%
Transaction profits net of taxes and dead deal costs *	$57,927	$42,411	$15,000 – $20,000	$4,059
Minority share of transaction profits	$0	$0	$0	$0
Third party fees and commissions	$33,064	$36,332	$26,000 – $30,000	$7,757

* 2007A includes $4.4 MM for our 50% share of the sale of Shops of San Marco, accounted for as an unconsolidated development; 2008A includes $19.7 million of promote income. 2009E includes $12 million of promote income.

Financing Assumptions
Debt / total assets before depreciation including pro-rata share of JVs	48.9%	50.0%	< 50%	51.2%
Net Asset Valuation Guidance				1Q09
Expansion land and outparcels available
— estimated market value				$35,595
NOI from CIP properties				$6,933
NOI from leases signed but not yet rent-paying in operating properties (including stabilized developments)				$1,471
Straight-line rent receivable				$37,068

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Reconciliation of FFO Guidance to Net Income

March 31, 2009

All numbers are per share except weighted average shares

	Three Months Ended
Funds From Operations Guidance:	June 30, 2009		Full Year 2009
Net income attributable to common stockholders	$0.29	0.34	$1.26	1.51
Add (less):
Depreciation expense and amortization	0.45	0.45	1.85	1.85
Loss (gain) on sale of operating properties	—	—	(0.08)	(0.08)

Funds From Operations	$0.74	0.79	$3.03	3.28

Weighted average shares (000’s)	77,603		77,069

Regency considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net income attributable to common stockholders (computed in accordance with GAAP), (1) excluding real estate depreciation and amortization and gains and losses from sales of operating properties (excluding gains and losses from the sale of development properties or land), (2) after adjustment for unconsolidated partnerships and joint ventures computed on the same basis as item 1 and (3) excluding items classified by GAAP as extraordinary.